Prospectus

October 10, 2011

Shelton Greater China Fund

(800) 955-9988
WWW.SHELTONCAP.COM
EMAIL US AT INFO@SHELTONCAP.COM

The Securities and Exchange Commission (the "SEC") has not approved or disapproved these securities or passed on whether the information in this prospectus is adequate or accurate. Any representation to the contrary is a criminal offense.

The Fund's shares are not a bank deposit and are not guaranteed, endorsed or insured by any financial institution or government entity such as the Federal Deposit Insurance Corporation ("FDIC").

Table Of Contents

The Fund (Summary)	4
Investment Objectives, Principal Strategies and Related Risks	10
Management and Organization	11
Additional Non-Principal Investment Related Risks	12
How to Buy Shares	15
How to Sell Shares	17
Other Policies	20
Dividends and Taxes	21
Privacy Statement	22
Financial Highlights	23

Shelton Greater China Fund
Ticker Symbol: SGCFX

The Fund (Summary)

Investment Objective

Shelton Greater China Fund’s (the "Fund") investment objective is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Redemption or exchange fees (for all shares of the Fund purchased on or after October 10, 2011 that are held 90 days or less from the date of purchase, and for all shares of the Fund purchased prior to October 10, 2011 that are held 90 days or less from October 10, 2011)	2.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.25%
Distribution and/or service (12b-1) fees	None
Other expenses	0.50%
Total Annual Fund Operating Expense	1.75%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$178	$551	$949	$2062

Portfolio Turnover

The Fund pays transaction costs, such as commissions and transfer taxes on foreign securities, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 5% of the average value of its portfolio; however, the portfolio turnover rate for the current fiscal year may not be representative of the turnover rate for future periods, as effective June 13, 2011, the Fund changed its investment focus from the Republic of China (Taiwan) to the Greater China region.

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Principal Investment Strategies

The Fund’s objective is long-term capital appreciation by investing primarily in companies that (i) are domiciled in, or traded on exchanges located in the Greater China region, specifically Taiwan, Hong Kong, Singapore and the People's Republic of China or (ii) have derived or are expected to derive in the company's current fiscal year (measured as of the time of original investment) a significant portion (at least 50%) of their revenues by exporting to or importing from, trading with or operating in mainland China. A company meeting the requirements of either items (i) or (ii) of the previous sentence is defined as a "Greater China Company."

Under normal circumstances, the Fund will invest at least 80% of the Fund’s net assets in the common and preferred stocks of Greater China Companies.  Net assets would typically include borrowings for investment purposes; however, the Fund has no present intent to borrow.

A company is considered to be located in a country if it (i) is organized under the laws of that country, or (ii) derives at least 50% of its revenues or profits from goods produced or sold, investments made, services performed, or has at least 50% of its assets located within that country, or (iii) has the primary trading markets for its securities in that country, or (iv) is controlled by a governmental entity or agency, instrumentality or a political subdivision of that country.

Principal Risks

Emerging Markets Risk: The countries of the Greater China region are considered to be emerging market countries. Investment in these markets involves certain risks that are unlike investments in developed markets like the United States or Western Europe and include, but are not limited to: (i) fluctuations in foreign exchange rates; (ii) foreign financial, economic,  political and social developments; (iii) different legal systems; (iv) the possible imposition of exchange controls and other foreign governmental laws and restrictions, including expropriation; (v) lower trading volume; (vi) different trading and settlement practices; (vii) much greater price volatility and illiquidity; (viii) less governmental supervision; (ix) changes in currency rates; (x) high and volatile inflation rates; (xi) fluctuating interest rates; (xii) less publicly available information; (xiii) different accounting, auditing and financial recordkeeping standards and requirements; (xiv) confiscatory taxation; and (xv) increased costs associated with and difficulty in obtaining or enforcing a court judgment.

Equity Risk: The Fund’s shares will be sensitive to the fluctuation of the stock prices for companies in which it invests. The value of equity investments tends to rise and fall more rapidly than other investments such as fixed income and money market instruments and the net result would be more volatility. Additionally, because the Fund’s strategy is to invest a significant portion of its net assets in the common stocks of Greater China companies, there is a risk that an issuer that is treated as an eligible portfolio company because it is expected to derive a significant portion of its revenues from exports to or operations in mainland China may not actually derive a significant portion of its revenues from Chinese exports or operations.  As a result, the Fund’s portfolio may not be as closely linked to the Chinese economy.

Market Risk: The securities markets of the Greater China region are not as large as the U.S. securities markets and have substantially less trading volume, which may result in a lack of liquidity and high price volatility relative to the U.S. securities markets. There also may be a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors (including investment funds and other institutional investors), particularly in the Chinese securities markets. As a consequence, the performance of a single company or a small group of companies could have a much greater impact on the securities markets of the Greater China region than they would have on the U.S. securities market, which can result in higher price volatility in such foreign securities markets.

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In addition to their smaller size and lesser liquidity, the securities markets of the Greater China region are less developed than U.S. securities markets. Regulatory standards are, in many respects, less stringent than U.S. standards. There generally is less government supervision and regulation of exchanges, brokers and issuers in the securities markets of the Greater China region than there is in the United States. Furthermore, there is a lower level of monitoring and oversight of the markets and the activities of investors in such markets, and enforcement of existing regulations may be extremely limited. Consequently, the prices at which the Fund may acquire investments may be affected by other market participants’ anticipation of our investment decisions, by insider trading (trading by persons with material non-public information) and by securities transactions by brokers in anticipation of our transactions in particular securities. Some of these practices would generally be considered unlawful if conducted in the U.S. securities markets.

Reporting Standards Risk:  Accounting, auditing and financial reporting standards and requirements in the securities markets of the Greater China region differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which we may invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

Political, Social and Economic Risk:  Investments in the Greater China region involve certain risks and special considerations not typically associated with investments in the United States, such as greater government control over the economy, political and legal uncertainty and the risk that the Chinese government may decide not to continue to support economic reform programs and the risk of nationalization or expropriation of assets.  The value of the Fund’s assets may be adversely affected by these political, economic, social and religious instabilities, as well as inadequate investor protection, changes in laws or regulations of countries within the Asian region (including countries in which the Fund invests, as well as the broader region), international relations with other nations, natural disasters, medical emergencies, corruption and military activity.

The Greater China region, and particularly China, may be adversely affected by political, military, economic and other factors related to North Korea. In addition China's border disputes with many of its neighbors and historically strained relations with Japan could adversely impact economies in the region. The economies of many countries in the Greater China region differ from the economies of more developed countries in many respects, such as rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, the national balance of payments position and sensitivity to changes in global trade. Certain countries in the Greater China region are highly dependent upon and may be affected by developments in the United States, Europe and other economies in the Greater China region.

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Currency Risk: There is the risk that the value of one or more of the foreign currencies in which the Fund's investments are denominated (these are anticipated to be: the U.S. dollar, the Renminbi, the Hong Kong dollar, the New Taiwan dollar and the Singapore dollar) will increase or decrease against the value of the U.S. dollar, which will affect the value of the Fund’s share price. The value of a foreign investment may decline in U.S. dollar terms because of the changing value of a currency. This is referred to as that currency weakening against the U.S. dollar. While the Fund may hedge currency risks, the Sub-Adviser (defined below) does not anticipate doing so at this time.  Therefore, you should carefully consider the risk of currency devaluations and fluctuations and the effect these may have on the Fund in determining whether to invest in the Fund.

Additionally, countries in the Greater China region may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls could impose restrictions on the Fund’s ability to repatriate investments or income. Such controls may also affect the value of the Fund’s holdings.

Recent Events Risk: Recent developments in the U.S. and foreign financial markets illustrate the current environment is one of extraordinary and possibly unprecedented uncertainty.  Conditions in the debt and equity capital markets in the United States and abroad have caused firms in the financial services sector to take significant losses relating to, among other things, subprime mortgages and the re-pricing of credit risk in the broadly syndicated loan market, which has generally made it costlier for investors to insure against defaults on such debt. The regulation of these markets and the participants therein may change as a result of such conditions. The recent instability in the financial markets has led the U.S. government and certain foreign governments to take unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities in which the Fund invests, in unforeseeable ways that could have a material adverse affect on the Fund’s business and operations. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.

Investment Results

The bar chart and performance table below show the variability of the Fund’s performance from year to year. The table compares the performance of the Fund with a benchmark index. These figures assume that all distributions are reinvested. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results. Additionally, as of October 10, 2011, the Fund was converted from a closed-end fund to an open-end fund. Therefore, the Fund's performance for periods prior to October 10, 2011 may not be representative of performance for future periods. Updated performance information may be obtained on our website www.sheltoncap.com or by calling (800) 995-9988.

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Best Quarter: 36.49% (Q4, 2001)
Worst Quarter: -25.37% (Q4, 2008)
Year to date performance as of 7/31/11: 0.66%
Date of inception: May 12, 1989

The percentages set forth above have been calculated by using the market value of the Fund's shares, as opposed to the Fund's net asset value.  Because the Fund was previously operated as a closed-end fund, which frequently traded at a discount, the Fund's net asset value and the market price of the Fund's shares were frequently different.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Return (for the period ended 12/31/10)

Shelton Greater China Fund	1 year	5 years	10 years
Return Before Taxes	19.50%	7.48%	5.41%
Return After Taxes on Distributions	19.50%	7.48%	5.34%
Return After Taxes on Distributions and Sale of Fund Shares	12.67%	6.48%	4.69%
Taiwan Stock Exchange Index	24.40%	13.26%	11.28%
MSCI Golden Dragon Index (net of foreign withholding taxes)	13.24%	12.75%	9.25%

Effective June 13,  2011, the Fund changed its investment focus from the Republic of China ("Taiwan") to the Greater China region.  Therefore, returns for periods prior to June 2011 may not be representative of returns for future periods.  Additionally, as of October 10, 2011, the Fund was converted from a closed-end fund to an open-end fund. Therefore, the Fund's returns for periods prior to October 10, 2011 may not be representative of returns for future periods.

Effective July 1, 2011, the Fund began using the MSCI Golden Dragon Index (net of foreign withholding taxes) as its benchmark index.  The Fund's previous benchmark was the Taiwan Stock Exchange Index.

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Management

Investment Adviser and Investment Sub-Adviser

On May 27, 2011, at the Fund's 2010 Annual Meeting of Shareholders, the Fund's shareholders voted to convert the Fund from a closed-end investment company to an open-end investment company, and to approve CCM Partners, L.P., dba Shelton Capital Management, a California limited partnership, to serve as the investment adviser to the Fund ("Shelton" or the "Adviser") and Nikko Asset Management Co., Ltd. to serve as the investment sub-adviser to the Fund ("Nikko" or the "Sub-Adviser").

Portfolio Manager

Fung Kwok On is the portfolio manager of the Fund (the "Fund's Portfolio Manager") and has served as the Fund's Portfolio Manager since June of 2011. Mr. Fung Kwok On has been the team leader and the chief portfolio manager of the China Fund Management Team at Nikko since 2009.

Purchase and Sale of Fund Shares

The Fund’s initial and subsequent investment minimums are as follows:

	Minimum Initial Investment	Minimum Subsequent Investment	IRA Minimum	*IRA Minimum with AIP
Shelton Greater China Fund	$1,000	$250	$1,000	$500

You may redeem all or a portion of your shares on any business day that the Fund is open by mail, by check, by exchange, by wire, by electronic funds transfer, by access our website at www.sheltoncap.com or by telephone (800) 955-9988.

*
You may open an IRA account with a minimum initial deposit of $500 if you participate in our Automatic Investment Plan ("AIP"). A minimum monthly contribution of $100 is required through AIP. For additional information on our AIP program, see section titled “Automatic Investment Plan” in this prospectus.

Tax Information

Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

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Investment Objectives, Principal Strategies and Related Risks

The Fund’s investment objective is long-term capital appreciation by investing primarily in companies that (i) are domiciled in, or traded on exchanges located in the Greater China region, specifically Taiwan, Hong Kong, Singapore and the People's Republic of China or (ii) have derived or are expected to derive in the company's current fiscal year (measured as of the time of the original investment) a significant portion (at least 50%) of their revenues by exporting to or importing from, trading with or operating in mainland China.Generally, the Sub-Adviser chooses securities for the Fund that it believes will appreciate over the long-term, and will use both quantitative screening and rely on fundamental research and analysis to identify a company’s potential for success.  As part of its analysis, the Sub-Adviser looks at various factors and will conduct both internal and external research.

There may be additional risks connected to investing in the Greater China region, as such investing may be done through non-U.S. trading markets and the use of depositary receipts.  Such securities may trade in the form of depositary receipts, including American, European and global depositary receipts. Depositary receipts have risks similar to the securities that they represent but they may also involve higher expenses and sometimes can trade at a value that is different to the underlying security. In addition, depositary receipts may not pass through some shareholder rights (voting rights, for example) and may be less liquid than the underlying securities listed on an exchange.

The Fund may invest in convertible preferred stocks, and convertible bonds and debentures. The risks of convertible bonds and debentures include, but are not limited to, repayment risk and interest rate risk. Many convertible securities issued by companies in the Greater China region are not rated by national securities rating agencies such as Moody’s Investors Service, Inc., Standard & Poor’s Corporation or Fitch, Inc., or, if they are rated, they may be rated below investment grade (“junk bonds”), which may have a greater risk of default. Investing in a convertible securities denominated in a currency different from that of the security into which it is convertible may expose the Fund to currency risk as well as risks associated with the level and volatility of the foreign exchange rate between the security’s currency and the underlying stock’s currency. Convertible securities may trade less frequently and in lower volumes, or have periods of less frequent trading. Lower trading volume may also make it more difficult for the Fund to value such securities.

The Fund may invest in futures and options in order to remain fully invested during periods where the Sub-Adviser feels it is more advantageous to enter into these contracts.  The primary risk of investing in futures is the chance that futures contracts may not track a particular segment of the market, as designed. Futures usually involve substantial leverage which could result in a substantial gain or loss due to the amount of leverage involved. The Fund will hold liquid securities such as cash instruments or short-maturity debt securities at least equal to the value of the contract in order to minimize this risk. Lastly, markets on futures and options may become illiquid, reducing the Sub-Adviser's ability to quickly sell a position.

The Fund may invest in dividend-paying equity securities. There can be no guarantee that companies that have historically paid dividends will continue to pay them or pay them at the current rates in the future. Dividend-paying equity securities, in particular those whose market price is closely related to their yield, may exhibit greater sensitivity to interest rate changes. The Fund’s investment in such securities may also limit its potential for appreciation during a broad market advance.

The prices of equity securities, particularly of those issued by companies in the Greater China region, can be highly volatile. Investors should not assume that the Fund’s investments in these securities will necessarily reduce the volatility of the Fund’s net asset value or provide “protection,” compared to other types of equity securities, when markets perform poorly.

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The Fund may not invest (i) in securities of Taiwan issuers, the issuance of which has not been approved by or registered with the Taiwan SEC for offering to the public or (ii) in unregistered securities of U.S. issuers that must be registered before being publicly offered under the U.S. Securities Act of 1933, as amended, and as such the supply for securities available for investment by the Fund may be more limited than it would be if such investment restrictions were not in place.

The Fund may not borrow money within Taiwan, however, subject to the provisions of the Investment Company Act of 1940, as amended, the Fund may borrow from financial institutions outside Taiwan for temporary purposes (that, is, the borrowing must be repaid within 60 days) in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (excluding amount borrowed) and may also pledge assets to secure such borrowings).  Lastly, there is a chance that poor security selection will cause the Fund to underperform other mutual funds with similar investment objectives.

Management and Organization

Fund Management

The investment adviser for the Fund is Shelton Capital Management, a California limited partnership, located at 44 Montgomery Street, Suite 2100, San Francisco, CA 94104. Shelton manages $833 million in mutual fund assets as of June 30, 2011 and has been managing mutual funds since 1985. Shelton is responsible for managing the Fund and handling the administrative requirements of the Fund. As compensation for managing the Fund, Shelton receives a management fee from the Fund of 1.25%.  A summary of the discussion regarding the basis for the Fund's board of trustees' (the "Board of Trustees") approval of the investment advisory agreement for the Fund is set forth below, and the discussion in its entirety is available in the Fund’s semi-annual report for the six months ended June 30, 2011.

At a Board of Trustees meeting on January 11, 2011, with all members of the Board of Trustees (the "Trustees") present, the proposals of six potential investment advisers to the Fund were reviewed (the "Candidates") and discussed by the Board of Trustees.  Following the Board of Trustees' discussion of the relative merits of each of the Candidates, three were eliminated.  Following additional discussions of an advisory committee of the Board of Trustees over the next several months, the Candidates were narrowed down to one, Shelton. The Board of Trustees determined that it was in the best interests of the Fund to retain Shelton on the basis of several factors, including the investment advisory services offered Shelton, and at the Board of Trustees meeting on April 6, 2011, with all Trustees present, the Board of Trustees approved the selection of Shelton as the investment adviser for the Fund, approved a proposed advisory agreement with Shelton and agreed to submit the selection of Shelton for approval by the Fund's shareholders at the Fund's next annual meeting.

In making this selection, the Board of Trustees noted Shelton’s experience in providing investment advisory and administrative services. The Board considered Shelton’s proposal to retain Nikko Asset Management Co., Ltd. to provide advisory services to the Fund, and that Nikko had investment personnel located in offices Asia who may have more specialized expertise on local companies, markets and economics or on various types of investments and investment techniques.  The Board of Trustees also noted that the advisory fee agreed to Shelton was comparable to fees charged by advisers of other U.S. registered funds that invest in the China region.  The Board of Trustees further noted that Shelton would pay, out of its advisory fee, all sub-advisory fees of Nikko pursuant to a proposed sub-advisory agreement between Shelton and Nikko.  The Board of Trustees also considered the terms and conditions of the proposed advisory agreement between Shelton and the Fund and the nature, scope and quality of services that Shelton is expected to provide to the Fund, including compliance services. The Board of Trustees also based its decision on additional considerations, although the Board of Trustees did not identify any consideration that was all important or controlling, and each Trustee attributed different weights to various factors.

As discussed above, Shelton has contractually delegated the day-to-day portfolio management responsibilities

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of the Fund to Nikko Asset Management Co. Ltd.  Nikko and its affiliates have offices throughout Asia, including Tokyo, Singapore and Mainland China.  As of June 30, 2011, Nikko managed and advised approximately $162.32 billion in assets globally.

The Fund's statement of additional information (“SAI”) provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager's ownership of securities of the Fund.

Additional Non-Principal Investment Related Risks

Portfolio Turnover

The Fund generally intends to purchase securities for long-term investment rather than short-term gains. However, a security may be held for a shorter than expected period of time if, among other things, the Fund needs to raise cash or feels that it is appropriate to do so. Portfolio holdings may also be sold sooner than anticipated due to unexpected changes in the markets. Buying and selling securities may involve incurring some expense to the Fund, such as commissions paid to brokers and other transaction costs. By selling a security, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher the Fund’s annual portfolio turnover, the greater its brokerage costs and the greater likelihood that it will realize taxable capital gains. Increased brokerage costs may affect the Fund’s performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-deferred account, the distributions of capital gains may affect your after-tax return. For some mutual funds, an annual portfolio turnover of 100% or more is considered high.

Temporary Defensive Positions

In drastic market conditions, the Sub-Adviser may sell all or some of the Fund’s securities and temporarily invest the Fund’s money in U.S. government securities or money market instruments backed by U.S. government securities, if it believes it is in the best interest of shareholders to do so. If this were to occur, the investment goals of the Fund may not be achieved.

Valuation Risk

The securities held by the Fund will generally be valued using market quotations; however, when such quotations are not readily available or deemed unreliable, securities may be valued using "fair value" techniques as set forth in this prospectus under "How Fund Shares Are Priced."  Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sales or closing prices. No assurance can be given that use of these fair value procedures will always best represent the price at which the Fund could sell the affected portfolio security or result in a more accurate net asset value per share of the Fund.

Risks of Frequent Trading in Fund Shares

Frequent trading of significant portions of the Fund’s shares may adversely affect Fund performance and therefore, the interests of long-term investors. Volatility in portfolio cash balances resulting from excessive purchases or sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and make it difficult to implement long-term investment strategies. In particular, frequent trading of Fund shares may:

•	Cause the Fund to keep more assets in money market instruments or other very liquid holdings than it would otherwise like to, causing the Fund to miss out on gains in a rising market,

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•	Force the Fund to sell some its investments sooner than it would otherwise like to in order to honor redemptions, or

•	Increase brokerage commissions and other portfolio transaction expenses if securities are constantly being bought and sold by the Fund as assets move in and out.

To the extent the Fund significantly invests in illiquid or restricted securities, including equities traded on foreign equity exchanges, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities.

Procedures to Limit Short-Term Trading in Fund Shares

The Fund has adopted policies and procedures designed to discourage short-term trading. Although market-timing can take place in many forms, the Fund generally defines a market-timing account as an account that habitually redeems or exchanges Fund shares in an effort to profit from short-term movements in the price of securities held by the Fund. The Fund and RFS Partners (the "Fund's Distributor") do not accommodate such purchases and redemptions of the shares in the Fund by Fund shareholders and have taken steps that each deems to be reasonable to discourage such activity. The Fund's frequent trading policies and procedures seek to discourage frequent trading by monitoring purchase transactions into, and redemption or exchange transactions out of, the Fund, within certain periodic intervals and above certain dollar thresholds, requiring reporting of suspected transactions to the Board of Trustees, communication with relevant shareholders or financial intermediaries and, as permitted under applicable law, restrictions on Fund share transactions. The Fund reserves the right to reject any purchase order. While the Fund makes efforts to identify and restrict frequent trading that could impact the management of the Fund, the Fund receives purchase and sales orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or by the use of combined or omnibus accounts by those intermediaries.

If a shareholder, in the opinion of the Fund, continues to attempt to use the Fund for market-timing strategies after being notified by the Fund or its agent, the account(s) of that shareholder will be closed to new purchases or exchanges of Fund shares.

Additionally, if any transaction is deemed to have the potential to adversely impact the Fund, the Fund reserves the right to, among other things:

•	Reject a purchase or exchange;

•	Delay payment of immediate cash redemption proceeds for up to seven calendar days;

•	Revoke a shareholder’s privilege to purchase Fund shares (including exchanges);

•	Limit the amount of any exchange; and

•	Charge a Fund redemption fee for shares held for 90 days or less.

The restrictions above may not apply to shares held in omnibus accounts for which the Fund does not receive sufficient transactional detail to enforce such restrictions.

Disclosure of Portfolio Holdings

The Fund will make its portfolio holdings publicly available within 60 days from the end of each fiscal quarter. Shareholders will receive portfolio holdings information via the Fund's annual and semi-annual reports, which will be mailed to shareholders and posted on the Fund's web site. Additionally, a schedule of portfolio holdings will be filed with the SEC, which provides public viewing via EDGAR, in accordance with the then current rules governing Form N-Q filings.

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Portfolio holdings will be made available by the Fund’s administrator as of the month end, calendar quarter end, and fiscal quarter end by releasing the information to ratings agencies. Shareholders may contact the Fund at (800) 955-9988 for a copy of this report.

A more complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI.

Opening an Account

Shares of the Fund may be purchased through the Fund's Distributor or through third party distributors, brokerage firms and retirement plans. The following information is specific to buying directly from the Fund's Distributor. If you invest through a party other than the Fund's Distributor, many of the policies, options and fees charged for the transaction may be different. You should contact them directly for information regarding how to invest or redeem through them.

You’ll find all the necessary application materials included in the packet accompanying this prospectus or you may download an investment kit by accessing our website at www.sheltoncap.com. Additional paperwork may be required for corporations, associations, and certain other fiduciaries. The minimum initial investments and subsequent investments for the Fund are as follows:

	Minimum Initial Investment	Minimum Subsequent Investment	IRA Minimum	*IRA Minimum with AIP
Shelton Greater China Fund	$1,000	$250	$1,000	$500

The Fund's Distributor may change the minimum investment amounts at any time or waive them at its discretion. To protect against fraud, it is the policy of the Fund not to accept unknown third party checks for the purposes of opening new accounts or purchasing additional shares. If you have any questions concerning the application materials, wire transfers, or our yields and net asset values, please call us, toll-free at (800) 955-9988. If you have any questions about our investment policies and objectives, please call us toll free at (800) 995-9988.

*
You may open an IRA account with a minimum initial deposit of $500 if you participate in our Automatic Investment Plan (AIP). A minimum monthly contribution of $1,000 is required through AIP. For additional information on our AIP program, see section titled “Automatic Investment Plan” in this prospectus.

Buying, Selling and Exchanging Shares

If you need an account application call us at (800) 955-9988 or download an investment kit from our website at www.sheltoncap.com. Keep in mind the following important policies:

•	The Fund may take up to seven days to pay redemption proceeds.

•
If your shares were recently purchased by check, the Fund will not release your redemption proceeds until payment of the check can be verified which may take up to 15 days; however, please note that such redemption proceeds would be determined by reference to the next NAV determination following your request for redemption.

•	Initial purchases and exchanges must meet the minimum investment amounts of the fund you are purchasing/exchanging shares for.

•	You must obtain and read the prospectus of the fund you are buying/exchanging shares for prior to making the initial purchase/exchange.

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•
If you have not selected the convenient exchange privileges on your original account application, you must provide a medallion signature guaranteed letter of instruction to the Fund, directing any changes in your account.

•	A fund may refuse any purchase or exchange purchase transaction for any reason.

How to Buy Shares

Initial Purchase

Make your check payable to the name of the Fund and mail it with the application to the transfer agent of the Fund, ALPS Fund Services, Inc., at the address indicated below. Please note the minimum initial investments previously listed.

Shelton Greater China Fund
c/o Alps Fund Services, Inc.
P.O. Box 2482
Denver, CO 80201

You may also forward your check (and application, for new accounts) to the Fund's offices, which will in turn forward your check (and application, for new accounts) on your behalf to the Fund's agent for processing. You will receive the share price next determined after your check has been received by the agent. Please note that this means that the shares will be purchased at the next calculated price after receipt by the agent, which is typically the next business day following receipt at the Fund's offices. The Fund's office is located at the following address:

Shelton Greater China Fund
P.O. Box 387
San Francisco, CA 94104-0387

You also may buy shares of the Fund through selected securities brokers. Your broker is responsible for the transmission of your order to ALPS Fund Services, Inc., the Fund’s transfer agent, and may charge you a fee. You will generally receive the share price next determined after your order is placed with your broker, in accordance with your broker’s agreed upon procedures with the Fund. Your broker can advise you of specific details.

Purchasing by Exchange

You may purchase shares in the Fund by exchanging shares from an account in one of the other funds. Such exchanges must meet the minimum amounts required for initial or subsequent investments. When opening an account by exchanging shares, your new account must be established with the same registration as your other account and an exchange authorization must be in effect. If you have an existing account with us, call (800) 955-9988 during normal business hours (7:00 a.m. to 5:00 p.m. PST) to exchange shares.

You may also exchange shares by accessing our website at www.sheltoncap.com.  You must complete the online access agreement in order to access your account online.

Each exchange actually represents the sale of shares of one Fund and the purchase of shares in another, which may produce a gain or loss for tax purposes. We will confirm each exchange transaction with you by mail.

All transactions are processed at the share price next calculated after receiving the instructions in good form (as defined below), normally at 4:00 p.m. Eastern time (1:00 p.m. PST).

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Wire Instructions:

Provide your bank or broker with these instructions:

State Street Bank & Trust Co. ABA # 011000028 For: Shelton Greater China Fund Account # 00143305
For further credit to: Name of Fund: Account Registration: Account Number:	Shelton Greater China Fund (name on account here) (account number here)

In order to make your order effective, we must have your order in good form. “Good form” means that the Fund’s transfer agent, ALPS Fund Services, Inc., has all the information and documentation it deems necessary to affect your order. All purchases are subject to screens as required by applicable federal and state regulations. Please note the Fund and the Adviser reserve the right to reject any purchase. Your purchase will be processed at the net asset value next calculated after your order has been received by the Fund’s agent. You will begin to earn dividends as of the first business day following the day of your purchase.

All your purchases must be made in U.S. dollars and checks must be drawn on banks located in the United States. We reserve the right to limit the number of investment checks processed at one time. If the check does not clear, we will cancel your purchase, and you will be liable for any losses and fees incurred in connection with the check that does not clear (i.e., the non-sufficient funds (NSF) check).

When you purchase by check, redemption proceeds will not be sent until we are satisfied that the investment has been collected (confirmation of clearance may take up to 15 days). Payments by check or other negotiable bank deposit will normally be effective within two business days for checks drawn on a member of the Federal Reserve System and longer for most other checks. While you may always redeem or exchange your shares of the Fund in accordance with the times set forth in this prospectus, wiring your money to us will generally reduce the time it takes for you to receive the proceeds of a redemption. You can wire federal funds from your bank or broker, which may charge you a fee.

The Fund does not consider the U.S. Postal Service or other independent delivery service to be their agents. Therefore, deposit in the mail or with such delivery services does not constitute receipt by the Fund's transfer agent or the Fund.

Purchasing Additional Shares

Make your check payable to the name of the Fund in which you are investing, write your account number on the check, and mail your check with your confirmation stub to the address printed on your account statement. There is a $250 minimum for subsequent investments, unless made through the AIP as detailed below.

After setting up your online account, you may obtain a history of transactions for your account(s) by accessing our website at www.sheltoncap.com.

Automatic Investment Plan

Using the Fund's AIP, you may arrange to make additional purchases (minimum $100) automatically by electronic funds transfer (EFT) from your checking or savings account. Your bank must be a member of the Automated Clearing House. You can terminate the program with ten days written notice. There is no fee to

16

participate in this program, however, a service fee of $25.00 will be deducted from your account for any AIP purchase that does not clear due to insufficient funds, or if prior to notifying the Fund in writing or by telephone to terminate the plan, you close your bank account or take other action in any manner that prevents withdrawal of the funds from the designated checking or savings account. Investors may obtain more information concerning this program, including the application form, from the Fund.

The share prices of the Fund is subject to fluctuations. Before undertaking any plan for systematic investment, you should keep in mind that such a program does not assure a profit or protect against a loss.

We reserve the right to suspend the offering of shares of the Fund for a period of time and to reject any specific purchase order in whole or in part.

How Fund Shares are Priced

The Fund is open for business every day that the New York Stock Exchange (the "NYSE") is open. The Fund will calculate its net asset value each day that it is open for processing of transactions, and may calculate its net asset value on certain other days as noted below. The net asset value of the Fund is computed by adding the value of all of its portfolio holdings and other assets, deducting its liabilities, and then dividing the result by its number of shares outstanding. Our Fund accounting service provider calculates this value as of market close, normally 4:00 p.m. Eastern time (1:00 p.m. Pacific time), on each day that the markets are open. However, the Fund may, but does not expect to, determine the net asset value on any other day the NYSE is closed for trading. Occasionally, the Pricing Committee, subject to the supervision of the Board of Trustees, will make a good faith estimate of a security’s “fair value” when market quotations are not readily available or deemed unreliable.

The number of shares your money buys is determined by the share price of the Fund on the day your transaction is processed. Orders that are received in good form by the Fund's transfer agent are executed at the net asset value next calculated.

The share price of the Fund will vary over time as the value of its securities vary.  Portfolio securities of the Fund that are listed on a securities exchange are valued at the last reported sale price.  Securities with remaining maturities of 60 days or less are valued using the amortized cost method as reflecting fair value. All other securities are valued at their fair value as determined in good faith by the Board of Trustees using consistently applied procedures established by Board of Trustees. The effect of valuing securities held by the Fund at fair value may be that the price so determined may be different than the price that would be determined if reliable market quotations were available or if another methodology were used.

Performance Information

All performance information published in advertisements, sales literature and communications to investors, including various expressions of current yield, effective yield, tax equivalent yield, total return and distribution rate, is calculated and presented in accordance with the rules prescribed by the SEC. In each case, performance information will be based on past performance and will reflect all recurring charges against Fund income. Performance information is based on historical data and does not indicate the future performance of the Fund.

How to Sell Shares

You may redeem all or a portion of your shares on any day that the Fund is open for business. Your shares will be redeemed at the net asset value next calculated, less any applicable redemption fee, after we have received your redemption request in good form. Good form requires that we have clear, actionable instructions that are properly executed by authorized signers on the account. In cases where the transaction requires a medallion signature guarantee, this will be required to meet the good form standard. Remember that the Fund

17

may hold redemption proceeds until we are satisfied that we have collected the funds which were deposited by check. To avoid these possible delays, which could be up to 15 days, you should consider making your investment by wire, following the instructions as described in the section titled “Wire Instructions” in this prospectus.

By Mail

If you have not elected telephone redemption or transfer privileges, you must send a “medallion signature-guaranteed letter of instruction” specifying the name of the Fund, the number of shares to be sold, your name, and your account number to the Fund's offices. If you have additional questions, please contact us at (800) 955-9988.

The Fund's Transfer Agent requires that signature(s) be guaranteed by an eligible signature guarantor such as a commercial bank, broker-dealer, credit union, securities exchange or association, clearing agency or savings association. This policy is designed to protect shareholders and their accounts.

By Exchange

You must meet the minimum investment requirement of the Fund into which you are exchanging. You can only exchange between accounts with identical registrations. Same day exchanges are accepted until market close, normally 4:00 p.m. Eastern time (1:00 p.m. PST).

By Wire

You must have applied for the wire feature on your account. We will notify you when this feature is active and you may then make wire redemptions by calling us before 4:00 p.m. Eastern time (1:00 p.m., PST). This means your money will be wired to your bank the next business day.

By Electronic Funds Transfer

You must have applied for the EFT withdrawal feature on your account. Typically, money sent by EFT will be sent to your bank within three days after the sales of your securities. There is no fee for this service.

Online

You can sell shares in a regular account by accessing our website at www.sheltoncap.com.  You may not buy or sell shares in a retirement account using our online feature.

By Telephone

You must have this feature set up in advance on your account. Call the Fund at (800) 955-9988. Give the name of the Fund, the exact name in which your account is registered, your account number, the required identification information and the number of shares or dollar amount that you wish to redeem.

Unless you submit an account application that indicates that you have declined telephone and/or online exchange privileges, you agree, by signing your account application, to authorize and direct the Fund to accept and act upon telephone, on-line, telex, fax, or telegraph instructions for exchanges involving your account or any other account with the same registration. The Fund employs reasonable procedures in an effort to confirm the authenticity of your instructions, such as requiring a seller to give a special authorization number or password. Provided these procedures are followed, you further agree that neither the Fund nor the Fund's agent will be responsible for any loss, damage, cost or expense arising out of any instructions received for an account.

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You should realize that by electing the telephone exchange or the online access options, you may be giving up a measure of security that you might otherwise have if you were to exchange your shares in writing. For reasons involving the security of your account, telephone transactions may be tape recorded.

Systematic Withdrawal Plan

If you own shares of the Fund with a value of $10,000 or more, you may establish a Systematic Withdrawal Plan. You may receive monthly or quarterly payments in amounts of not less than $100 per payment. Details of this plan may be obtained by calling the Fund at (800) 955-9988.

Other Redemption Policies

The Fund has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amounts, the Adviser, subject to the supervision of the Board of Trustees, reserves the right to make payments in whole or in part in securities or other assets of the Fund from which the shareholder is redeeming in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In such circumstances, the securities distributed would be valued at the price used to compute the Fund's net asset value.  Should the Fund do so, a shareholder would likely incur transaction fees in converting the securities to cash.

Retirement Plan shareholders should complete a Rollover Distribution Election Form in order to sell shares of the Fund so that the sale is treated properly for tax purposes.

Once your shares are redeemed, we will normally mail you the proceeds on the next day, but no later than within seven days. When the markets are closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances as determined by the SEC to merit such action, we may suspend redemption or postpone payment dates. If you want to keep your account(s) open, please be sure that the value of your account does not fall below $1,000 because of redemptions. The Adviser may elect to close an account and mail you the proceeds to the address of record. We will give you 30 days written notice that your account(s) will be closed unless you make an investment to increase your account balance(s) to the $1,000 minimum. If you close your account, any accrued dividends will be paid as part of your redemption proceeds.

The share prices of the Fund will fluctuate and you may receive more or less than your original investment when you redeem your shares.

THE FUND AND THE ADVISER RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING:

•	To automatically redeem your shares if your account balance falls below the minimum balance due to the sale of shares.

•	To modify or terminate the exchange privilege on 60 days written notice.

•	To refuse any purchase or exchange purchase order.

•	To change or waive the Fund’s minimum investment amount.

•	To suspend the right to redeem shares, and delay sending proceeds, during times when trading on the principal markets for the Fund are restricted or halted, or otherwise as permitted by the SEC.

•	To withdraw or suspend any part of the offering made by this prospectus.

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•	To automatically redeem your shares if you fail to provide all required enrollment information and documentation.

Other Policies

Tax-Saving Retirement Plans

We can set up your new account in the Fund under one of several tax-sheltered plans. The following plans let you save for your retirement and shelter your investment earnings from current income taxes:

IRAs/Roth IRAs: You can also make investments in the name of your spouse if your spouse has no earned income.

SIMPLE, SEP, 401(k)/Profit-Sharing and Money-Purchase Plans (Keogh): Open to corporations, self-employed people and partnerships, to benefit themselves and their employees.

403(b) Plans. Open to eligible employees of certain states and non-profit organizations.

Each IRA is subject to an annual custodial fee of $10.00 per social security number. For 2011, the fee will be waived for IRAs with a balance greater than $10,000. This fee is normally assessed in the fall of each year.

We can provide you with complete information on any of these plans, including information that discusses benefits, provisions and fees.

Cash Distributions

Unless you otherwise indicate on the account application, we will reinvest all dividends and capital gains distributions back into your account. You may indicate on the application that you wish to receive either income dividends or capital gains distributions in cash. EFT is available to those investors who would like their dividends electronically transferred to their bank accounts. For those investors who do not request this feature, dividend checks will be mailed via regular mail.

If you elect to receive distributions by mail and the U.S. Postal Service cannot deliver your checks or if the checks remain uncashed for six months or more, we will void such checks and reinvest your money in your account at the then current net asset value and reinvest your subsequent distributions.

Statements and Reports

Shareholders of the Fund will receive statements at least quarterly and after every transaction that affects their share balance and/or account registration. A statement with tax information will be mailed to you by January 31 of each year, a copy of which will be filed with the IRS if it reflects any taxable distributions. Twice a year you will receive our financial statements, at least one of which will be audited.

The account statements you receive will show the total number of shares you own and a current market value. You may rely on these statements in lieu of share certificates which are not necessary and are not issued. You should keep your statements to assist in record keeping and tax calculations.

We pay for regular reporting services, but not for special services, such as a request for an historical transcript of an account. You may be required to pay a separate fee for these special services. After setting up your online account, you may also obtain a transaction history for your account(s) by accessing our website at www.sheltoncap.com.

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Consolidated Mailings & Householding

Consolidated statements offer convenience to investors by summarizing account information and reducing unnecessary mail. We send these statements to all shareholders, unless shareholders specifically request otherwise. These statements include a summary of all funds held by each shareholder as identified by the first line of registration, social security number and zip code. Householding refers to the practice of mailing one prospectus, annual report and semi-annual report to each home for all household investors. The Fund will use this practice for all future mailings. If you would like extra copies of these reports, please download a copy from www.sheltoncap.com or call the Fund at (800) 955-9988.

Dividends & Taxes

Any investment in the Fund typically involves several tax considerations. The information below is meant as a general summary for U.S. citizens and residents. Because your situation may be different, it is important that you consult your tax advisor about the tax implications of your investment the Fund.

As a shareholder, you are entitled to your share of the dividends the Fund earns. The Fund distributes substantially all of its dividends quarterly. Shareholders of record on the second to last business day of the quarter will receive the dividends.

Capital gains are generally paid on the last day of November, to shareholders of record on the second to last business day of November of each year. At the beginning of each year, shareholders are provided with information detailing the tax status of any dividend the Fund has paid during the previous year.

After every distribution, the value of the Fund's shares drops by the amount of the distribution. If you purchase shares of the Fund before the record date of a distribution and elect to have distributions paid to you in cash, you will pay the full price for the shares and then receive some portion of that price back in the form of a taxable distribution. This is sometimes referred to as buying a dividend.

Revenue Sharing

The Adviser, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund. Such payments and compensation are in addition to any service fees paid by the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders.

Identity Verification Procedures Notice

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. When completing the account application, you will be required to supply the Fund with information, such as your taxpayer identification number, that will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a customer’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Your information will be handled by us as discussed in our privacy statement below.

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Privacy Statement

Notice of Privacy Policy

When you become an investor with the Shelton Greater China Fund, you entrust us not only with your hard-earned assets but also with your non-public personal and financial information (“Shareholder Information”). We consider your Shareholder Information to be private and confidential, and we hold ourselves to the highest standards of trust and fiduciary duty in their safekeeping and use.

Our Privacy Principles:

•	We do not sell Shareholder Information.

•
We do not provide Shareholder Information to persons or organizations outside the Shelton Greater China Fund who are doing business on our behalf (e.g., non-affiliated third parties), for their own marketing purposes.

•	We afford prospective and former shareholders the same protections as existing shareholders with respect to the use of Shareholder Information.

Information We May Collect:

We collect and use information we believe is necessary to administer our business, to advise you about our products and services, and to provide you with customer service. We may collect and maintain several types of Shareholder Information needed for these purposes, such as:

•	From you, (application and enrollment forms, transfer forms, distribution forms, checks, correspondence, or conversation), such as your address, telephone number, and social security number.

•	From your transactions with the Fund's transfer agent, such as your transaction history, and account balance.

•	From electronic sources, such as our website or e-mails.

How We Use Information About You:

The Shelton Greater China Fund will only use information about you and any other accounts to help us better serve your investment needs or to suggest services or educational materials that may be of interest to you.

Information Disclosure:

We do not disclose any non-public personal information about our shareholders or former shareholders to non-affiliated third parties without the shareholder’s authorization. However, we may disclose Shareholder Information to persons or organizations inside or outside our family of funds, as permitted or required by law. For example, we will provide the information, as described above, to the Fund's transfer agent to process your requests or authorized transactions.

How We Protect Your Information:

We restrict access to your Shareholder Information to authorized persons who have a need for these records in order to provide products or services to you. We also maintain physical, electronic, and procedural safeguards

22

to guard Shareholder Information. To further protect your privacy, our website uses the highest levels of internet security, including data encryption, Secure Sockets Layer protocol, user names and passwords, and other tools. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet.

For shareholders with Internet access, Shelton Greater China Fund recommends that you do not provide your user name or password to anyone for any reason.

In the event that you hold shares of one or more of our funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of that financial intermediary would govern how your nonpublic personal information would be shared with non-affiliated third parties.

Financial Highlights

The financial highlights set forth in the table below is intended to help you understand the Fund’s performance for the past five fiscal years. The information reflects financial results of a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the five years ended December 31, 2010 has been audited by KPMG LLP, whose report, along with the Fund’s financial statements, are included in the Fund's annual report, which is incorporated by reference herein and is available upon request.  The financial information presented below for the six month-period ended June 30, 2011 is derived from the unaudited semi-annual financial statements of the Fund which are incorporated herein by reference to the Fund's semi-annual report.

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Shelton Greater China Fund*	Six Months Ended June 30, 2011 (unaudited)		Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007		Year Ended December 31, 2006
Per share operating performance:
Net asset value, beginning of period	$8.05		$7.18	$3.81	$8.02	$7.07		$5.87

Net investment income (loss) (a)	(0.15)		(0.04)	(0.03)	0.15	0.02		0.01

Net realized and unrealized gain (loss) on investments	0.25		0.45	3.24	(4.21)	0.92		1.21
Net realized and unrealized appreciation (depreciation) on translation of foreign currencies	(0.34)		0.45	0.15	(0.16)	(0.01)		(0.03)
Total from investment operations	(0.24)		0.86	3.36	(4.22)	0.93		1.19

Distributions to Shareholders from:
Net investment income (b)	--		--	--	--	--		--

Capital Stock Transactions:
Share Tender Offer/Repurchase	0.01	(a)	0.01 (a)	0.01 (a)	0.01 (a)	0.02	(a)	0.01

Net asset value, end of period	$7.82		$8.05	$7.18	$3.18	$8.02		$7.07

Per share market price, end of period	7.59		7.60	6.36	3.53	7.23		6.61

Total investment return (%):
Based on Trust's market price	(0.13	)(d)	19.50	80.18	(51.18)	9.38		24.72
Based on Trust's net asset value	(2.86	)(d)	12.12	88.45	(52.49)	13.44		20.44
U.S. $ return of Taiwan Stock Exchange Index (c)	(2.03)		17.94	82.88	(46.66)	9.23		20.35

Ratios and supplemental data:
Net assets, end of period (in thousands)	$79,061		$85,630	$84,592	$49,720	$116,031		$113,391
Ratio of expenses to average net assets (%)	4.09	(e)	3.15	2.80	2.37	2.30		2.55
Ratio of net investment income (loss) to average net assets (%)	(3.73	)(e)	(0.61)	(0.64)	2.29	0.28		0.22
Portfolio turnover ratio (%)	60	(d)	5	11	22	26		24

*
Effective June 13, 2011, the Fund changed its investment focus from the Republic of China ("Taiwan") to the Greater China region.  Therefore, the financial highlights set forth may not be representative of those for future periods.

(a)	Based on average shares outstanding.
(b)	See Note 2G to the Fund's financial statements found in the Fund's annual report for information concerning the Fund’s distribution policy.
(c)	Returns for the Taiwan Stock Exchange Index are not total returns and reflect only changes in share price, and do not assume that cash dividends were reinvested. The Taiwan Stock Exchange Index is calculated by the Taiwan Stock Exchange Corp.
(d)	Not annualized.
(e)	Annualized.

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To Learn More

This prospectus contains important information on the Fund and should be read and kept for future reference. You can also get more information from the following sources:

Annual and Semi-Annual Reports

These are automatically mailed to all shareholders without charge. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during its most recent fiscal year. The financial statements included in the Fund's annual and semi-annual reports are incorporated by reference into this prospectus, making it a legal part of the prospectus.

Statement of Additional Information

This includes more details about the Fund, including a detailed discussion of the risks associated with the various investments. The SAI is incorporated by reference into this prospectus, making it a legal part of the prospectus.

You may obtain a copy of these documents free of charge by calling the Fund at (800) 955-9988, by accessing the Fund's website at www.sheltoncap.com, or by emailing the Fund at info@sheltoncap.com, or by contacting the SEC at the address noted below or via e-mail at publicinfo@sec.gov. The SEC may charge you a duplication fee. You can also review these documents in person at the SEC’s public reference room, or by visiting the SEC’s internet site at www.sec.gov.

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-01520
1-202-551-8090
www.sec.gov

The Fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution or government entity such as the FDIC.

P.O. Box 387
San Francisco, CA 94104-0387
(800) 955-9988
www.sheltoncap.com

Investment Company Act File Number: 811-05617

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Shelton Greater China Fund

P.O. Box 387

San Francisco, California 94104-0387

(800) 955-9988

Statement of Additional Information – October 10, 2011

This statement of additional information relates to the Shelton Greater China Fund (the "Fund") of the Shelton Greater China Fund (the "Trust").

The prospectus for the Fund dated October 10, 2011, as it may be amended from time to time (the "Prospectus"), provides the basic information you should know before investing in the Fund, and may be obtained without charge from the Fund at the above address. This statement of additional information is not a prospectus. It contains information in addition to, and in certain cases more detailed than, the information set forth in the Prospectus. This statement of additional information is intended to provide you with additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.

TABLE OF CONTENTS

INVESTMENT OBJECTIVE AND POLICIES OF THE FUND	1
DESCRIPTION OF INVESTMENT SECURITIES AND PORTFOLIO TECHNIQUES	2
INVESTMENT RESTRICTIONS	7
DISCLOSURE OF PORTFOLIO HOLDINGS	9
TRUSTEES AND OFFICERS	10
INVESTMENT ADVISORY AND OTHER SERVICES	15
POLICIES REGARDING BROKER-DEALERS USED FOR PORTFOLIO TRANSACTIONS	20
ADDITIONAL INFORMATION REGARDING PURCHASES AND REDEMPTIONS OF FUND SHARES	21
TAXATION	23
MISCELLANEOUS INFORMATION	27
FINANCIAL STATEMENTS	28

ABOUT THE SHELTON GREATER CHINA FUND

The Shelton Greater China Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and currently consists of one fund, the Shelton Greater China Fund (the "Fund").  The Trust issues its shares of beneficial interest, $0.001 per share par value, of the Fund. Shares of the Fund represent equal proportionate interests in the assets of the Fund, and have identical voting, dividend, redemption, liquidation and other rights. Shareholders have no preemptive or other right to subscribe to any additional shares. The Fund is organized as a Massachusetts business trust. The Fund was operated as a closed-end management investment company under the name Taiwan Greater China Fund until October 10, 2011, at which time it was, with shareholder approval, converted into an open-end management investment company.

The Trust is not required, nor does it intend, to hold annual shareholder meetings.  However, the Trust may hold special meetings for purposes such as electing trustees of the Trust (each a "Trustee" and collectively, the "Trustees"), changing fundamental policies, or approving a new investment management agreement.  If in the future the Trust adds funds, you will have equal rights as to voting and to vote separately by fund as to issues affecting only your fund (such as changes in fundamental investment policies and objectives). Your voting rights are not cumulative, which means that the holders of more than 50% of the shares of the Trust voting in any election of Trustees can, if they choose to do so, elect all of the Trustees. Meetings of shareholders may be called by the Trustees in their sole discretion or upon demand of the holders of 10% or more of the outstanding shares of the Trust for the purpose of electing or removing Trustees.

INVESTMENT OBJECTIVE AND POLICIES OF THE FUND

The following information supplements the Fund’s investment objective and basic policies as set forth in the Prospectus.

CCM Partners, LP dba Shelton Capital Management ("Shelton" or the "Adviser") is the investment adviser to the Fund and has the authority to manage the Fund in accordance with the investment objective, policies, and restrictions of the Funds and subject to general supervision of the Fund’s Board of Trustees (the "Board of Trustees").

Shelton has delegated the day-to-day portfolio management responsibilities of the Fund to Nikko Asset Management Co. Ltd ("Nikko" or the "Sub-Adviser"). Nikko's investments in the Greater China region (which includes Taiwan, Hong Kong, Singapore and the People's Republic of China) are based on its assessment of the future development and growth prospects of economies and companies located in that region, and its belief that the region’s countries are on paths toward economic development and, in general, deregulation and greater openness to market forces.  As such, Nikko invests in companies it considers to be well-positioned to participate in the region’s economic evolution, participating in the growth of the Greater China region.

Nikko researches the fundamental characteristics of individual companies to understand the foundation of a company’s long-term growth, and to assess whether it is generally consistent with Nikko’s expectations for the Greater China region’s economic evolution. Nikko then evaluates potential portfolio holdings on the basis of their individual merits, and invests in those companies that it believes are positioned to help the Fund achieve its investment objectives. Portfolio holdings are adjusted in light of prevailing market conditions and other factors, including, among other things, economic, political or market events (e.g., changes in credit conditions or military action), changes in relative valuations (to both a company’s growth prospects and to other issuers), liquidity requirements and management malfeasance or other unethical conduct.

Equity securities in which the Fund may invest include common stocks, preferred stocks, warrants, and securities convertible into common or preferred stocks, such as convertible bonds and debentures, and other equity-related instruments (including, for example, investment trusts and other financial instruments), convertible bonds and debentures, warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts of issuers, with at least 80% of such equity securities being common and preferred stocks of companies that (i) are located in the Greater China area or (ii) have derived or are expected to derive during the company's current fiscal year (measured as of the time of the original investment) a significant potion (at least 50%) of its revenues by exporting to our importing from, trading with or operating in mainland China.  A company meeting the requirements of either items (i) or (ii) of the previous sentence is defined as a "Greater China Company."

The Fund may also invest in exchange traded funds ("ETFs"), futures contracts, options and options on futures contracts as a substitute for purchasing securities to gain exposure to sectors of the market, depository receipts and participation notes.  To the extent that the security underlying such ETF, futures contract, option or option on futures contract is an equity security issued by a Greater China Company, the Fund will include such ETF, futures contract, option or option on futures contract for the purposes of determining compliance with the Fund's policy to invest at least 80% of its net assets in the common and preferred stocks of Greater China Companies.

The Fund may invest up to 20% of its total assets in convertible and non-convertible bonds and other debt securities, including securities issued by government entities and their political subdivisions. Provided, however, that the Fund may only invest in non-convertible bonds that are rated, at the time of investment, BBB or higher by Standard & Poor’s Corporation (“S&P”) or Fitch, Inc. (“Fitch”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or rated of equivalent credit quality by an internationally recognized statistical rating organization or, if not rated, are of equivalent credit quality as determined by Nikko.  There is no objective standard against which Nikko may evaluate the credit and other risks of unrated securities. Nikko seeks to minimize the risks of investing in unrated securities through investment analysis and attention to current developments in interest rates and economic conditions.

Securities rated lower than BBB by S&P or Fitch or Baa by Moody’s or of a equivalent credit quality by Nikko are considered to have speculative characteristics and may be characterized as "junk bonds."

DESCRIPTION OF INVESTMENT SECURITIES AND PORTFOLIO TECHNIQUES

The Fund may invest in securities of issuers of various sizes. Smaller companies often have limited product lines, markets or financial resources, and they may be dependent upon one or a few key people for management and may lack depth of management. Smaller companies may have less certain growth prospects, and be more sensitive to changing economic conditions than larger, more established companies. The Fund may have more difficulty obtaining information about smaller portfolio companies, or valuing or disposing of their securities, than it would if it focused on larger, more well-known companies. Transaction costs in stocks of smaller capitalization companies may be higher than those of larger capitalization companies. The securities of such companies generally are subject to more abrupt or erratic market movements and may be less liquid than securities of larger, more established companies or the markets in general, and can react differently to political, market and economic developments than more established companies.

The Fund may also invest in securities of non-U.S. issuers in the form of American Depositary Receipts (“ADRs”) and International Depositary Receipts (“IDRs”), which are also known as Global Depositary Receipts (“GDRs”). Generally, ADRs in registered form are U.S. dollar-denominated securities designed for use in the U.S. securities markets, which may be converted into an underlying foreign security. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or correspondent bank.  ADRs do not eliminate all risk inherent in investing in the securities of foreign issuers. The Fund may also invest in European Depositary Receipts ("EDRs"), which are receipts evidencing an arrangement with a European bank similar to that for ADRs and are designed for use in the European securities markets.

IDRs and GDRs are similar to ADRs, with the exception that they are usually bearer securities (meaning they entitle the holder to rights under the security merely by holding the security) for investors or traders outside the U.S., and for companies wishing to raise equity capital in securities markets outside the United States.  Most IDRs have been used to represent shares although some represent bonds, commercial paper and certificates of deposit.  Additionally, some IDRs may be convertible to ADRs, making them particularly useful for arbitrage between markets.

The Fund may also invest in exchange traded funds ("ETFs"), futures contracts, options and options on futures contracts, depository receipts and participation notes as a substitute for purchasing securities to gain exposure to sectors of the market.  To the extent that the security underlying such ETF, futures contract, option or option on futures contract is an equity security issued by a Greater China Company, the Fund will include such ETF, futures contract, option or option on futures contract for the purposes of determining compliance with the Fund's policy to invest at least 80% of its net assets in the common and preferred stocks of Greater China Companies.

Lending Portfolio Securities

From time to time, the Fund may lend securities (but not in excess of 33 1/3% of its total assets) from its portfolio of investments to brokers, dealers and financial institutions and, in turn, receive collateral in cash or securities believed by the Fund to be equivalent to securities rated investment grade by S&P, Moody’s or Fitch. While the loan is outstanding, the Fund is required to maintain collateral at all times in an amount equal to at least 105% of the current market value of the securities loaned by the Fund, including any accrued interest or dividends receivable from these securities. Any cash collateral received by the Fund is to be invested in short-term, high quality debt securities, the income from which would increase the return to the Fund. The Fund retains all rights of beneficial ownership as to the loaned portfolio securities, including voting rights and rights to interest or other distributions, and has the right to regain record ownership of loaned securities to exercise such beneficial rights. Such loans are terminable at any time by either the Fund or the borrower. The Fund may be required to pay administrative, finders’ and custodial fees to persons unaffiliated with the Fund in connection with the arranging of such loans and, if permitted under the 1940 Act or pursuant to an exemptive order thereunder, such fees may be paid to persons affiliated with the Fund. In the event of a default by the borrower, the Fund may suffer time delays and incur costs or possible losses in connection with the Fund’s disposition of the collateral.  The Sub Adviser will review and monitor the creditworthiness of such borrowers on an ongoing basis if it elects to lend securities of the Fund.

Futures Contracts

The Fund may enter into agreements to "buy" or "sell" a stock index at a fixed price at a specified date. No stock actually changes hands under these contracts; instead, changes in the underlying index's value are settled in cash. The cash settlement amounts are based on the difference between the index's current value and the value contemplated by the contract. An option on a stock index futures contract is an agreement to buy or sell an index futures contract; that is, exercise of the option results in ownership of a position in a futures contract. Most stock index futures are based on broad-based common stock indices.

Additionally, the Fund may take advantage of opportunities in the area of futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund.

Because the value of index futures depends primarily on the value of their underlying indices, the performance of broad-based contracts will generally reflect broad changes in common stock prices. The Fund's investments may be more or less heavily weighted in securities of particular types of issuers, or securities of issuers in particular industries, than the indexes underlying its index futures positions. Therefore, while the Fund's index futures positions should provide exposure to changes in value of the underlying indexes (or protection against declines in their value in the case of hedging transactions), it is likely that, in the case of hedging transactions, the price changes of the Fund's index futures positions will not match the price changes of the Fund's other investments. Other factors that could affect the correlation of the Fund's index futures positions with its other investments are discussed below.

Futures Margin Payments. Both the purchaser and seller of a futures contract are required to deposit "initial margin" with a futures broker (known as a "futures commission merchant," or "FCM"), when the contract is entered into.  Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange where the contract is traded, and may be maintained in cash or high quality liquid securities. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments are similar to good faith deposits or performance bonds, unlike margin extended by a securities broker, and initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of a FCM that holds margin on behalf of the Fund, the Fund may be entitled to a return of margin owed to it only in proportion to the amount received by the FCM's other customers. The Sub-Adviser will attempt to minimize this risk by monitoring the creditworthiness of the FCMs with which the Fund does business.

Limitations on Futures Transactions. The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the National Futures Association, which regulate trading in the futures markets. Pursuant to Rule 4.5 of the regulations promulgated under the Commodity Exchange Act, as amended, each Fund may use futures contracts for bona fide hedging purposes within the meaning of U.S. Commodities Futures Trading Commission ("CFTC") regulations; provided, however, that, with respect to positions in futures contracts which are not used for bona fide hedging purposes within the meaning of CFTC regulations, the aggregate initial margin required to establish such position will not exceed five percent of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts into which the Fund has entered.

The Sub-Adviser also intends to follow certain other limitations on the Fund's futures activities. Under normal conditions, the Fund will not enter into any futures contract if, as a result, the sum of (i) the current value of assets hedged in the case of strategies involving the sale of securities, and (ii) the current value of the indexes or other instruments underlying the Fund's other futures positions would exceed 20% of the Fund's total assets. In addition, the Fund does not intend to enter into futures contracts that are not traded on exchanges or boards of trade.

The above limitations on the Fund's investments in futures contracts, and the Fund’s policies regarding futures contracts discussed elsewhere in this statement of additional information, are not fundamental policies and may be changed as regulatory agencies permit.  Non-fundamental policies may be changed without shareholder approval.

Various exchanges and regulatory authorities have undertaken reviews of futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures transactions, and proposals to increase the margin requirements for various types of strategies. It is impossible to predict what actions, if any, will result from these reviews at this time.

The Fund may purchase futures contracts in order to attempt to remain fully invested in equities market. For example, if the Fund had cash and short-term securities on hand that it wished to invest in common stocks, but at the same time it wished to maintain a highly liquid position in order to be prepared to meet redemption requests or other obligations, it could purchase an index futures contract in order to approximate the activity of the index with that portion of its portfolio. The Fund may also purchase futures contracts as an alternative to purchasing actual securities. For example, if the Fund intended to purchase stocks but had not yet done so, it could purchase a futures contract in order to participate in the index's activity while deciding on particular investments. This strategy is sometimes known as an anticipatory hedge. In these strategies the Fund would use futures contracts to attempt to achieve an overall return -- whether positive or negative -- similar to the return from the stocks included in the underlying index, while taking advantage of potentially greater liquidity than futures contracts may offer. Although the Fund would hold cash and liquid debt securities in a segregated account with a value sufficient to cover its open future obligations, the segregated assets would be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions can take several days.

When the Fund wishes to sell securities, it may sell index futures contracts to hedge against stock market declines until the sale can be completed. For example, if the Sub-Adviser anticipated a decline in common stock prices at a time when the Fund anticipated selling common stocks, it could sell a futures contract in order to lock in current market prices. If stock prices subsequently fell, the futures contract's value would be expected to rise and offset all or a portion of the anticipated loss in the common stocks the Fund had hedged in anticipation of selling them. Of course, if prices subsequently rose, the futures contract's value could be expected to fall and offset all or a portion of any gains from those securities. The success of this type of strategy depends to a great extent on the degree of correlation between the index futures contract and the securities hedged.

Asset Coverage for Futures Positions. The Fund will comply with guidelines established by the Securities Exchange Commission (the "SEC") with respect to coverage of futures strategies by mutual funds.

Correlation of Price Changes. As noted above, price changes of the Fund's futures positions may not be perfectly correlated with price changes of its other investments because of differences between the underlying indexes and the types of securities the Fund invests in. For example, if the Fund sold a broad-based index futures contract to hedge against a stock market decline while the Fund completed a sale of specific securities in its portfolio, it is possible that the price of the securities could move differently from the broad market average represented by the index futures contract, resulting in an imperfect hedge which could affect the correlation between the Fund's return and that of the respective benchmark index. In the case of an index futures contract purchased by the Fund either in anticipation of actual stock purchases or in an effort to be fully invested, failure of the contract to track its index accurately could hinder the Fund in the achievement of its objective.

Futures prices can also diverge from the prices of their underlying indexes. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying index, and the time remaining until expiration of the contract, which may not affect security prices the same way.  Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits for futures contracts. The Fund may sell futures contracts with a greater or lesser value than the securities it wishes to hedge in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases.

Liquidity of Futures Contracts. Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of up to five days for some types of securities, the futures markets can provide superior liquidity to the securities markets in many cases. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. Trading in futures can also be halted if trading in the underlying securities is halted. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, it would prevent prompt liquidation of unfavorable futures positions, and potentially could require the Fund to continue to hold a futures position until the delivery date regardless of potential consequences. If the Fund must continue to hold a futures position, its access to other assets held to cover the position could also be impaired.

American Depository Receipts (ADRs), European Depository Receipts (EDRs) and Global Depository Receipts (GDRs) (also known as International Depository Receipts ("IDRs"))

The Fund may invest in sponsored and unsponsored ADRs, EDRs and GDRs. Such investments may subject the Fund to significant investment risks that are different than domestic markets. Unsponsored ADRs, EDRs and GDRs may involve additional risks in that they are organized without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as that for sponsored ADRs, EDRs and GDRs.

The value of securities denominated in or indexed to foreign currencies and of dividends and interest from such securities can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than the U.S. markets, and prices on some foreign securities can be highly volatile. In general ADRs, in registered form, are denominated in U.S. dollars and are designated for use in the U.S. securities markets, while EDRs and GDRs (also known as IDRs) in bearer form, may be denominated in other currencies and are designed for use in European markets and global markets, respectively.

Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may seem more difficult to obtain reliable information regarding an issuer’s financial conditions and operations.

Settlement of transaction in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of the Fund’s investments. In addition, the cost of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of the broker-dealer, which may result in substantial delays in settlement. It may also be more difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restriction on U.S. investments or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government sponsored enterprises. Investments in foreign countries also involve the risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Sub-Adviser will be able to anticipate these potential events or counter their effects.

Options on Securities, Securities Indices and Currencies.

The Fund may purchase put and call options on securities in which it has invested, on foreign currencies represented in its portfolios and on any securities index based in whole or in part on securities in which the Fund may invest. In an effort to minimize risks, the Fund usually will not use options for speculative purposes or as leverage.

The Fund may purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest or a positive change in the currency in which such securities are denominated. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or a specified amount of a foreign currency at a specified price during the option period.

The Fund may purchase and sell options traded on U.S. and foreign exchanges. Although the Fund will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.

Secondary markets on an exchange may not exist or may be illiquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation (the “OCC”) to handle current trading volume at all times; or (vi) discontinuance in the future by one or more exchanges for economic or other reasons, of trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the OCC inadequate, and result in the institution by an exchange of special procedures that may interfere with the timely execution of the Fund’s orders.

Securities of Other Investment Companies – Closed End Funds

The Fund may purchase closed-end funds that invest in foreign securities. Unlike open-end investment companies, closed-end funds issue a fixed number of shares that trade on major stock exchanges or over the counter. Additionally, closed-end funds do not stand ready to issue or redeem on a continuous basis. Closed-end funds often sell at a discount to net asset value.

Applicable provisions of the 1940 Act require that the Fund limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 10% of the value of that Fund’s total assets will be invested in the aggregate in securities of investment companies as a group; and (b) either (i) that Fund and affiliated persons of that Fund not own together more than 3% of the total outstanding shares of any one investment company at the time of purchase (and that all shares of the investment company held by that Fund in excess of 1% of the company’s total outstanding shares be deemed illiquid), or (ii) that Fund not invest more than 5% of its total assets in any one investment company and the investment not represent more than 3% of the total outstanding voting stock of the investment company at the time of purchase. As a shareholder in an investment company, the Fund bears its ratable share of that investment company’s expenses, including advisory and administration fees, resulting in an additional layer of management fees and expenses for shareholders. This duplication of expenses would occur regardless of the type of investment company, i.e., open-end (mutual fund) or closed-end.

INVESTMENT RESTRICTIONS

Additional Fundamental Investment Policies

The Fund has adopted the following restrictions as additional fundamental policies of the Fund, which means that they may not be changed without the approval of a majority of the outstanding voting securities of the Fund. Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at a meeting of shareholders if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy. The Fund may not:

a.          Hold 25% or more of its gross assets in any single industry.

b.          Purchase any security (other than obligations of the U.S. government or its agencies or instrumentalities) if as a result of such purchase (i) as to 75% of the total assets (taken at their then current value), more than 5% of the total assets (taken at their then current value) would then be invested in the securities of a single issuer, (ii) as to the remaining 25% of the total assets (taken at their then current value), more than 10% of the total assets (taken at their then current value) would then be invested in the securities of a single issuer (except that the Fund may invest up to 25% of its total assets in obligations of the Taiwan government or its agencies or instrumentalities), (iii) more than 10% of the outstanding equity securities of any issuer (at the time of purchase) would be beneficially held by the Fund or (iv) 25% or more of the Fund’s assets (taken at their then current value) would be invested in a single industry.

c.          Purchase any security on margin, except such short-term credits as are necessary for the clearance of purchases or sales of securities.

d.          Effect a short sale of any security, except in connection with an underwriting in which the Fund is a participant.

e.          Issue senior securities, except that the Fund may invest in currency forward contracts to hedge against currency fluctuations if Taiwan law is changed to so permit.

f.           Borrow money within Taiwan, however, subject to the provisions of the 1940 Act, the Fund may borrow from financial institutions outside Taiwan for temporary purposes (that, is, the borrowing must be repaid within 60 days) in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (excluding amount borrowed) and may also pledge assets to secure such borrowings).

g.          Make loans to other persons (other than bank deposits or by investment in debt securities or entry into repurchase agreements), except that the Fund may lend its securities to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statutes, rules or regulations may be amended or interpreted from time to time.

h.          Invest (i) in securities of Taiwan issuers the issuance of which has not been approved by or registered with the Taiwan SEC for offering to the public or (ii) in unregistered securities of U.S. issuers that must be registered before being publicly offered under the U.S. Securities Act of 1933, as amended.

i.           Buy or sell real estate or real estate mortgage loans.

j.           Apply the assets of the Fund to purchase beneficial certificates issued by the former manager in other funds managed by the former manager.

k.          Underwrite the issue or sale of any securities.

l.           Invest in securities issued by any person (except the Taiwan government) who beneficially owns more than 5% of, or takes any significant active role in the management of, the Fund’s investment adviser.

Non-Fundamental Investment Policies

In addition, the Fund has adopted the following restrictions as operating policies, which are not fundamental policies, and may be changed without shareholder approval in accordance with applicable regulations. The Fund may not:

1.
Invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of the Fund's net assets. Included in such amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York Stock Exchange (the “NYSE”) or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

2.
Enter into any futures contract if, as a result, the sum of (i) the current value of assets hedged in the case of strategies involving the sale of securities, and (ii) the current value of the indexes or other instruments underlying the Fund's other futures positions would exceed 20% of the Fund's total assets. In addition, the Fund does not intend to enter into futures contracts that are not traded on exchanges or boards of trade.

3.
The Fund will not purchase securities from or sell to the Trustees, or any firm of which any officer or Trustee is a member, as principal, or retain securities of any issuer if, to the knowledge of the Fund, one or more of the Fund’s officers, the Trustees, the Adviser and the Sub-Adviser own beneficially more than 1/2 of 1% of the securities of such issuer and all such officers and the Trustees together own beneficially more than 5% of such securities.

If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

Non-Fundamental Investment Policy

The Fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in seven days at approximately the prices at which they are valued.

DISCLOSURE OF PORTFOLIO HOLDINGS

In accordance with the Fund’s policies and procedures, the Fund’s transfer agent and fund accountant, ALPS Fund Services, Inc. (the “Transfer Agent”) is responsible for dissemination of information about the Fund’s portfolio holdings. Only an officer of the Fund may authorize the Transfer Agent to disclose portfolio holdings information. The Fund, together with the Transfer Agent and the Adviser (together, the “Service Providers”), may only disclose information concerning securities held in the Fund’s portfolios under the following circumstances:

1.	Approximately 60 days following the end of each month, calendar quarter and fiscal quarter, each Fund’s full portfolio holdings will be made publicly available by the following means:

a.
The Fund shall send shareholders portfolio holdings in the Fund's annual and semi-annual reports, which are mailed to shareholders and posted on the Fund's website in accordance with the SEC guidelines. Additionally, quarterly reports are filed with the SEC.

b.	The Transfer Agent shall send portfolio holding to nationally-recognized rating agencies via electronic transmission at least annually.

2.
The Fund or a Service Provider may disclose the Fund’s portfolio securities holdings to selected third parties when the Fund has a legitimate business purpose for doing so. Examples of legitimate business purposes in which selective disclosure of the Fund’s portfolio securities may be appropriate include: disclosure for due diligence purposes to an investment adviser that is in merger or acquisition talks with the Adviser; disclosure to a newly hired investment adviser or sub-adviser prior to its commencing its duties; disclosure to third party service providers of accounting, auditing, custody, proxy voting and other services to the Fund; or disclosure to a rating or ranking organization.

3.
As required by the federal securities laws, including the 1940 Act, the Fund will disclose its portfolio holdings in its applicable regulatory filings, including shareholder reports, reports on Form N-Q, Form N-CSR or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

In accordance with the Fund’s policies and procedures, third parties are required to keep confidential any information disclosed to them and to not engage in trading based on such information in accordance with the foregoing and no compensation may be received by the Fund, a Service Provider or any affiliate in connection with disclosure of such information. The Board of Trustees will oversee disclosure under the foregoing policies and procedures by approval in advance of disclosures for legitimate business purposes and by regular review of reports on disclosures of the Fund’s portfolio holdings.

TRUSTEES AND OFFICERS

The Board of Trustees has the responsibility for the overall management of the Fund, including general supervision and review of the Fund’s investment activities.  The Board of Trustees appoints the officers of the Fund who are responsible for the day-to-day operations of the Fund. The affiliations of the officers and Trustees and their principal occupations for the past five years are listed below.

Independent Trustees and their Qualifications

The Independent Trustees and their qualifications are noted in the table below. The Board of Trustees believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee should serve in such capacity.  Among other attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the adviser, other service providers, counsel and the independent registered public accounting firm, to exercise effective business judgment in the performance of their duties, and to represent the interests of all Fund shareholders.  A Trustee’s ability to perform his duties effectively may have been attained through his educational background or professional training; business, consulting or academic positions; experience from service as a Trustee, or in various roles at public companies, private entities or other organizations; and/or other life experiences.  In addition to these shared characteristics, set forth below is a brief discussion of the specific qualifications, attributes or skills considered for each Trustee that support the conclusion that each person is qualified to serve as a Trustee.

Name (Age) and Address	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Business Experience, Other Positions with Affiliated Persons of the Fund and Other Directorships Held by Nominee
Non-Interested Trustees
James W. Miller, Jr. P.O. Box 387 San Francisco, California 94104 (44)	Trustee	Trustee since June 2011
Director, RREEF, 2006-present; Executive Vice President, Jones Lang LaSalle Americas, Inc., 1999-2006; Associate, Orrick Herrington & Sutcliffe LLP (law firm); 1996-1999; Associate, Gordon & Rees LLP (law firm), 1992-1993
Experience in real estate in both law and business.; J.D; Trustee, California Investment Trust, 2002- present

Kevin T. Kogler P.O. Box 387 San Francisco, California 94104 (45)	Trustee	Trustee since June 2011
Principal, Robertson Piper Software Group, 2006-present; Senior Vice President, Investment Banking, Friedman, Billings Ramsey, 2003-2006; Director, Technology Investment Banking, Salomon Smith Barney, 2001-2002; Vice President, Technology Investment Banking, CS First Boston/ Donaldson Lufkin & Jenrette, 1997-2001; Associate, PaineWebber, Inc., 1995-1997
Experience in investment banking and technology industry; M.B.A.; Trustee, California Investment Trust, 2006-present
Stephen H. Sutro P.O. Box 387 San Francisco, California 94104 (42)	Trustee	Trustee since June 2011	Partner, Duane Morris LLP (law firm), 2003-present; Associate, Duane Morris LLP (law firm) 2000-2002; Associate, Hancock Rothert & Bunshoft LLP (law firm), 1994-1999	Experience in law and securities regulations; J.D.; Trustee, California Investment Trust, 2006-present
Frederick C. Copeland, Jr. 11 Deer Ridge Road Avon, Connecticut 06001 (68)	Trustee, Chairman, Audit Committee Member and Chief Executive Officer	Trustee since May 2004
Vice Chairman, Director, Chairman of the Executive Committee, Far East National Bank, since 2004; Chairman and Chief Executive Officer, Far East National Bank, 2008-2009; Principal, Deer Ridge Associates, LLC (financial consulting), 2001-2006

Director, Mercantile Commercial Bank Holding, since 2007; Director, Mercantile Commercial Bank, since, 2007; President, Chief Executive Officer and Chief Operating Officer, Aetna International (insurance), 1995-2001; Executive Vice President, Aetna, Inc. (insurance), 1997-2001; Chairman, President and Chief Executive Officer, Fleet Bank, N.A., 1993-1995; President and Chief Executive Officer, Citibank Canada Ltd., 1987-1993; Taiwan Country Head, Citibank, 1983-1987

Robert P. Parker 275 Battery Street Suite 400 San Francisco, California 94111 (69)	Trustee and Audit Committee Member	Trustee since 1998 ; and Chairman from February to July 2004	Chairman, Parker Price Venture Capital, Inc., since prior to 2004	Director, NexFlash Technologies, Inc., 2001-2005; Partner, McCutchen, Doyle, Brown & Enersen (international law firm), 1988-1997

Edward B. Collins 765 Market Street, Suite 31A San Francisco, California 94103 (68)	Trustee and Audit Committee Member	Trustee since 2000	Member, General Partner of ChinaVest V, LLC and Chairman and Chief Executive Officer, ChinaVest, Inc. (venture capital investment), since prior to 2004
Chairman and Director, Branded Sprits, Ltd., 2009-present; Director, Oclaro, Inc. since May 2008; Chairman and Director, Medio Stream, Inc. since 2001; Director, California Bank of Commerce, since 2006; Partner, McCutchen Doyle, Brown & Enersen (international law firm), 1988-1995

Interested Trustee and Officers and their Qualifications

The Interested Trustee and Officers and their qualifications are noted in the table below. The Board of Trustees believes that the Interested Trustee's and each Officer's experience, qualifications, attributes or skills lead to the conclusion that the Interested Trustee and each Officer should serve in their respective capacity.  Among other attributes common to the Independent Trustee and each of the Officers are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with service providers, counsel and the independent registered public accounting firm, to exercise effective business judgment in the performance of their duties, and to represent the interests of all Fund shareholders.  The Interested Trustee's and each of the Officer's ability to perform their respective duties effectively may have been attained through their educational background or professional training; business experience, or in various roles at public companies, private entities or other organizations; and/or other life experiences.  In addition to these shared characteristics, set forth below is a brief discussion of the specific qualifications, attributes or skills considered for the Interested Trustee and Officers that support the conclusion that each person is qualified to serve in their respective capacity.

Stephen C. Rogers P.O. Box 387 San Francisco, California 94104 (44)	Trustee, President and interim Chief Compliance Officer	President, Chairman and interim Chief Compliance Officer since June 2011
Adviser, CCM Partners, doing business as (dba) Shelton Capital Management, 1993-1994; Administrative Officer, Shelton Capital Management, 1994-1997; Chief Operating Officer, Shelton Capital Management, 1997-1999; Chief Executive Officer, 1997-present. Mr. Rogers is also the portfolio manager of the equity funds at California Investment Trust, a dba of CCM Partners
Chief Executive Officer, ETS Spreads since 2008; President, Secretary, Chairman and Trustee, California Investment Trust, 1998-present

William P. Mock P.O. Box 387 San Francisco, California 94104 (44)	Treasurer	Treasurer, since June 2011	Portfolio Manager, California Investment Trust, since 2010; Portfolio Manager, ETSpreads, 2007-present; Head Trader, TKI Capital Management, 2003-2006	N/A

The Board of Trustees held nine meetings during the fiscal year ended December 31, 2010.

Board Leadership Structure and Standing Board Committees

Prior to the 2011 shareholder vote, the Trustees were divided into three classes, each having a term of three years, with the term of one class expiring each year.  As of the date of this statement of additional information, the Board of Trustees has at least one member in each of the three classes.

The Board of Trustees is currently comprised of seven Trustees, six of whom (100%) are not “interested persons” (as that term is defined in the 1940 Act) of the Fund.  The Board of Trustees has established the position of Chairman of the Board and has appointed Mr. Rogers the Chairman of the Board.  The Chairman of the Board, among other responsibilities, chairs meetings of the Board of Trustees and serves as spokesperson for the Board of Trustees.  The Board of Trustees has established three standing Committees:  the Audit Committee, the Nominating Committee and the Pricing Committee, collectively, (the “Committees”).   The responsibilities of each Committee and its members are described below.

The Board of Trustees and the members of the Committees annually evaluate the performance of the Board of Trustees and the Committees, which evaluation includes considering the effectiveness of the Committee structure.  The Board of Trustees believes that its leadership structure is appropriate in light of the asset size of the Fund and the nature of its business, and is consistent with industry practices.

AUDIT COMMITTEE. The Board of Trustees has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Rule 32a-4 under the 1940 Act. The current members of the Audit Committee are Messrs. Edward B. Collins (Chair), Frederick C. Copeland, Jr. and Robert P. Parker. The members of the Audit Committee are not interested persons of the Fund, as defined in the 1940 Act.

The responsibilities of the Audit Committee include, among other things, review and selection of the independent public accountants of the Fund, review of the Fund’s financial statements prior to their submission to the Board of Trustees and of other accounting matters of the Fund, and review of the administration of the Fund’s Codes of Ethics . The Audit Committee held two meetings during the fiscal year ended December 31, 2010.

NOMINATING COMMITTEE.  The Board has a Nominating Committee, the current member is Mr. Robert P. Parker (Chair).  The Nominating Committee is responsible for considering candidates for nomination or election to the Board of Trustees in the event a position is vacated or created.  The Nominating Committee meets as necessary.  The Nominating Committee met one time during the fiscal year ended December 31, 2010. The members of the Nominating Committee are not “interested persons” of the Fund, as defined in the 1940 Act.

PRICING COMMITTEE. The Board has a Pricing Committee, comprised of at least one Trustee, certain officers of the Fund and of the Sub-Adviser, which reviews and monitors the pricing policies adopted by the Board of Trustees. The Pricing Committee is responsible for determining the fair value of each Fund's securities as needed in accordance with the pricing policies and performs such other tasks as the Board of Trustees deems necessary. The Pricing Committee meets on an ad hoc basis to discuss issues relating to the valuation of securities held by the Fund. Committee members are required to report actions taken at their meetings at the next scheduled Board of Trustees meeting following the Pricing Committee's meeting.  During the fiscal year ended December 31, 2010, there were no meetings of the Pricing Committee.

Risk Oversight by the Board

As part of its responsibilities for oversight of the Fund, the Board of Trustees oversees risk management of the Fund’s investment program and business affairs.  Day-to-day risk management functions are subsumed within the responsibilities of the Service Providers (depending on the nature of the risk).  The Fund is subject to a number of risks, including investment, compliance, valuation and operational risks.  The Board of Trustees interacts with and reviews reports from the investment adviser and sub-adviser, the independent registered public accounting firm for the Fund and administrator regarding risks faced by the Fund and the Service Providers’ risk functions.  The Board of Trustees performs its oversight responsibilities as part of its Board and Committee activities.  The Board of Trustees has delegated to the Audit Committee oversight responsibility of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements as they relate to the financial statements, the independent auditor’s qualifications and independence, the Fund’s internal controls over financial reporting, the Fund’s disclosure controls and procedures and the Fund’s code of business conduct and ethics pursuant to the Sarbanes-Oxley Act of 2002.  The Audit Committee reports areas of concern, if any, to the Board of Trustees for discussion and action.

As shown in the following table, the Fund pays the fees of the Trustees who are not affiliated with the Adviser, which are currently $137.50 per Trustee per quarter.  The table provides information regarding the Fund as of August 31, 2011.

Name/Position	Aggregate Fund group compensation	Pension or estimated retirement benefits accrued as Fund expenses	Annual benefits upon retirement	Total compensation respecting Registrant and Fund complex paid to Trustees
James W. Miller, Jr. Trustee	$137.50	None	None	$0
Kevin T. Kogler Trustee	$137.50	None	None	$0
Stephen H. Sutro Trustee	$137.50	None	None	$0
Edward B. Collins Trustee	$137.50	None	None	$0
Robert Parker Trustee	$137.50	None	None	$0
Frederick C. Copeland, Jr. Trustee	$137.50	None	None	$0
Dollar Range of equity holdings in the Fund as of April 22, 2011:

James Miller	None
Kevin Kogler	None
Stephen Sutro	None
Edward Collins	$10,001-$50,000

Robert Parker	$10,001-$50,000
Frederick C. Copeland, Jr.	$50,001-$100,000

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisory Services

Shelton Capital Management, a California Limited Partnership, is the investment adviser to the Fund pursuant to the Management Agreement dated May 27, 2011 and effective as of June 12, 2011, between the Fund and the Adviser (the “Advisory Agreement”). The Adviser is controlled by its general partner, RFS Partners, L.P., which in turn is controlled by its general partner, RFS Incorporated (a subchapter S corporation), which in turn is controlled by a private family trust of which Mr. Stephen C. Rogers is a co-trustee. Shelton Capital Management manages $833 million in mutual fund assets as of June 30, 2011 and has been managing mutual funds since 1985.

Pursuant to the Advisory Agreement, the Adviser is required to provide investment research and portfolio management, including the selection of securities for the Fund to purchase, hold, or sell and the selection of brokers or dealers through whom the portfolio transactions of the Fund are executed. The Adviser has delegated these responsibilities to the Sub-Adviser, and under the Advisory Agreement, is required to supervise the activities of the Sub-Adviser. The Adviser’s activities are subject to review and supervision by the Board of Trustees to which the Adviser renders periodic reports of the Fund’s investment activities.

The Fund pays for its own operating expenses and for its share of the Fund expenses not assumed by the Adviser, including, but not limited to, legal fees and expenses of counsel to the Fund; auditing and accounting expenses; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodian, sub-custodian, transfer agents and registrars; fees and expenses with respect to administration; expenses for portfolio pricing services by a pricing agent, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering and underwriting of shares issued by the Fund; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; freight, insurance and other charges in connection with the shipment of the Fund’s portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to Fund shareholders; expenses of the Fund’s dividend reinvestment and cash purchase plan; costs of stationery; any litigation expenses; costs of Fund shareholder’s and other meetings and any advisory fee due to the Sub-Adviser for services provided by the Sub-Adviser pursuant to any sub-advisory agreement.

For the services provided pursuant to the Sub-Advisory Agreement, the Sub-Adviser is entitled to receive from the Adviser, an advisory fee at an annual rate of 0.50% of the  average daily net asset value of the Fund. Such fees will be calculated daily and paid by the 30th day following the  end of the quarter. The net asset value of the Fund’s assets will be determined in the manner provided in the Prospectus or this statement of additional information, as applicable.

The Agreement is currently in effect until June 12, 2013, and will be in effect thereafter only if it is renewed for each Fund for successive periods not exceeding one year by (i) the Board of Trustees or a vote of a majority of the outstanding voting securities of the Fund, and (ii) a vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or an interested person of any such party (other than as a Trustee), cast in person at a meeting called for the purpose of voting on the Sub-Advisory Agreement.

The Advisory Agreement is currently in effect until June 12, 2013, and will be in effect thereafter only if it is renewed for each Fund for successive periods not exceeding one year by (i) the Board of Trustees or a vote of a majority of the outstanding voting securities of the Fund, and (ii) a vote of a majority of the Trustees who are not parties to the Advisory Agreement or an interested person of any such party (other than as a Trustee), cast in person at a meeting called for the purpose of voting on the Advisory Agreement.

The Advisory Agreement may be terminated without penalty at any time by the Fund (either by the Board of Trustees or by a majority vote of the Fund’s outstanding shares) with 60 day’s written notice. The Advisory Agreement may also be terminated by the Adviser on 60-days’ written notice and will automatically terminate in the event of its assignment as defined in the 1940 Act.

Investment Sub-Advisory Services

Nikko Asset Management Co. Ltd, a company incorporated and existing under the laws of Japan, is majority owned by Sumitomo Mitsui Trust Holdings, Inc. and is the investment sub-adviser to the Fund pursuant to the Discretionary Investment Management Agreement dated June 9, 2011 and effective as of June 12, 2011, between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”).

The Sub-Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and, as of June 30, 2011, managed and advised approximately $162.32 billion in assets globally.  Its primary office is located at Tokyo; however, the Sub-Adviser and its affiliates have offices throughout Asia, including Tokyo, Singapore and Mainland China.

Pursuant to the Sub-Advisory Agreement, the Sub-Adviser's duties to the Fund include: investment decisions, supervising the acquisition and disposition of investments and selecting brokers or dealers to execute these transactions in accordance with the Fund's investment objective and policies.  The Sub-Adviser’s activities are subject to review and supervision by the Board of Trustees to which the Sub-Adviser renders periodic reports of the Fund’s investment activities.

The Fund pays for its own operating expenses and for its share of the Fund expenses not assumed by the Sub-Adviser, including, but not limited to, taxes and governmental fees; fees and expenses of the Fund’s custodian, agents, broker and dealers; expenses incurred in connection with the acquisition and disposal of the assets of the Fund, including brokerage commissions; expenses in connection with the exercise of the voting rights of the Fund's shares; expenses relating to interest charges; expenses incurred regarding registration and transfer; and any litigation expenses.

For the services provided pursuant to the Sub-Advisory Agreement, the Sub-Adviser is entitled to receive from the Adviser, an advisory fee at an annual rate of 0.50% of the  average daily net asset value of the Fund. Such fees will be calculated daily and paid by the 30th day following the  end of the quarter. The net asset value of the Fund’s assets will be determined in the manner provided in the Prospectus or this statement of additional information, as applicable.

The Agreement is currently in effect until June 12, 2013, and will be in effect thereafter only if it is renewed for each Fund for successive periods not exceeding one year by (i) the Board of Trustees or a vote of a majority of the outstanding voting securities of the Fund, and (ii) a vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or an interested person of any such party (other than as a Trustee), cast in person at a meeting called for the purpose of voting on the Sub-Advisory Agreement.

The Sub-Advisory Agreement may be terminated without penalty at any time by the Fund (either by the Board of Trustees or by a majority vote of the Fund’s outstanding shares) upon sixty (60) days’ written notice to the Sub-Adviser. The Agreement may also be terminated by the Sub-Adviser on 60-days’ written notice and will automatically terminate in the event of its assignment as defined in the 1940 Act.

Administrative Services

Pursuant to the Fund Administration Servicing Agreement, Shelton Capital Partners also serves as the Fund’s Administrator (in such capacity, the "Administrator"). The Administrator is responsible for handling the administrative requirements of the Fund and, as compensation for these duties, receives fees of 0.10% on the first $500 million in combined assets of the Fund, 0.08% on the next $500 million in combined assets of the Fund, and 0.06% on the Fund for assets over $1 billion.

Portfolio Manager

The table below includes details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Mr. Fung Kwok On, managed as of August 31, 2011:

Fung Kwok On
Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Investment Advisory Fee is Performance-Based	Assets Managed for which Investment Advisory Fee is Performance-Based
Registered Investment Companies	0	-	0	-
Other Pooled Investment Vehicles	6	$718,736,584	3	$212,808,818
Other Accounts	0	-	0	-

Potential Conflicts

Individual portfolio managers may manage multiple funds. The Adviser and the Sub-Adviser manage potential conflicts between fund through allocation policies and procedures, internal review processes, including, but not limited to reports and oversight by management. The Adviser and the Sub-Adviser have developed trade allocation systems and controls to help ensure that no one fund, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds participate in investment decisions involving the same securities.

Portfolio Manager Securities Ownership

As of May 31, 2011, no individuals affiliated with the Adviser or Sub-Adviser held interests in the Fund.

Compensation of Portfolio Manager

The compensation of the Fund's portfolio manager, currently Mr. Fung Kwok On, (the "Portfolio Manager") includes a base salary, cash bonus, and a package of employee benefits that are generally available to all salaried employees. Compensation is structured to emphasize the performance of each individual to increase corporate value in order to fulfill the expectations of stockholders of the Sub-Adviser. The Sub-Adviser does not have any “incentive compensation” or “deferred compensation” programs specifically designed for the Portfolio Manager. Compensation is not linked to the distribution of Fund shares or to the performance of any specific account or Fund. The Portfolio Manager may also participate in equity ownership of the Sub-Adviser. Each element of compensation is detailed below:

Base Salary. The Portfolio Manager is paid a fixed base salary that is intended to be competitive in light of the Portfolio Manager's experience and responsibilities.

Bonus. Bonus payments are based on a number of factors including the profitability of the firm and the employee’s long-term contributions, Bonuses are not linked to the volume of assets managed or to measurements of relative or absolute investment returns.

Employee Benefit Program. The Portfolio Manager participates in benefit plans and programs available generally to all employees, which includes various insurance coverage and retirement programs, including a defined contribution pension plan.

The above information regarding compensation of the Portfolio Manager is current as of March 31, 2011.

Code of Ethics

The Fund, the Adviser and the Sub-Adviser have each adopted a separate codes of ethics pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder (and Rule 204A-1 under the Investment Advisers Act of 1940, as amended) (the "Codes of Ethics"). The Codes of Ethics establish policies and procedures for their personal investment accounts, including securities that may be purchased or held by the Fund.

Proxy Voting Policies and Procedures

The Board of Trustees has delegated to the Sub-Adviser the authority to vote proxies of companies held in the Fund’s portfolio. The Sub-Adviser intends to apply its pre-determined proxy voting guidelines when voting proxies on behalf of the Fund.

The Sub-Adviser recognizes that an investment adviser is a fiduciary that owes its clients, including the Fund, a duty of utmost good faith and full and fair disclosure of all material facts. An investment adviser’s duty of loyalty requires an adviser to vote proxies in a manner consistent with the best interest of its clients and precludes the adviser from subrogating the clients’ interests to its own. In addition, an investment adviser voting proxies on behalf of the Fund must do so in a manner consistent with the best interests of the fund and its shareholders. The Board of Trustees, in conjunction with the Sub-Adviser, seeks to balance the benefits of voting the proxies against the associated costs to the shareholders. The Board of Trustees will review its determination at least annually.

The Sub-Adviser seeks to avoid material conflicts of interest by voting in accordance with its pre-determined written proxy voting guidelines (the “Voting Guidelines”) in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, the Sub-Adviser may engage a third party as an independent fiduciary, as required, to vote all proxies of the Fund, and may engage an independent fiduciary to vote proxies of other issuers at its discretion.

All proxies received by the Fund are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in the Sub-Adviser’s policies on specific issues. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines.

Proposals that cannot be categorized under the Voting Guidelines and raise a material conflict of interest between the Sub-Adviser and the Fund are referred to the Board of Trustees. Specifically, the Sub-Adviser will disclose the conflict to the Board of Trustees and obtain its consent to the proposed vote in question prior to voting the securities. The disclosure to the Board of Trustees will include sufficient detail regarding the matter to be voted on and the nature of the Sub-Adviser’s conflict so that the Board of Trustees would be able to make an informed decision regarding the vote. When the Board of Trustees does not respond to such a conflict disclosure request or denies the request, the Sub-Adviser will abstain from voting the securities held by the Fund.

With regard to voting proxies of foreign companies, the Sub-Adviser weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote. With respect to securities lending transactions, the Sub-Adviser seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

When evaluating proposals, the Sub-Adviser recognizes that the management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, the Sub-Adviser generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. The Sub-Adviser believes that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, the Sub-Adviser generally opposes proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders. Accordingly, the Sub-Adviser generally votes in accordance with management on issues that, at the sole discretion of the Sub-Adviser, it believes neither unduly limits the rights and privileges of shareholders nor adversely affects the value of the investment.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2011 is available (1) by calling the Fund at (800) 955-9988, or (2) on the SEC’s website at http:///www.sec.gov.

Principal Underwriter

RFS Partners, a California limited partnership, is the principal underwriter of the Fund's shares under an underwriting agreement with the Fund, pursuant to which RFS Partners agrees to act as the Fund's distribution agent. The Fund's shares are sold to the public on a best efforts basis in a continuous offering without a sales load or other commission or compensation. RFS Partners is the general partner of the Adviser. The general partner of RFS Partners is Richard F. Shelton, Inc., a corporation that is controlled by a family trust, of which Stephen C. Rogers serves as a co-trustee. While the shares of the Fund are offered directly to the public with no sales charge, RFS Partners may, out of its own monies, compensate brokers who assist in the sale of the Fund's shares. In addition, the Adviser may, out of its own monies, make cash contributions to tax-exempt charitable organizations that invest in the Fund.

Other Services

ALPS Fund Services, Inc. acts as the shareholder servicing agent for the Fund and acts as the Fund’s transfer and dividend-paying agent. In such capacities it performs many services, including portfolio and net asset valuation, bookkeeping, and shareholder record-keeping.

Brown Brothers Harriman. (the “Custodian”) acts as custodian of the securities and other assets of the Fund. The Custodian does not participate in decisions relating to the purchase and sale of portfolio securities. Under the custodian agreement, the Custodian (i) maintains a separate account for the  Fund, (ii) holds and transfers portfolio securities on account of the Fund, (iii) accepts receipts and makes disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distribution on account of the Fund’s securities and (v) makes periodic reports to the Board of Trustees concerning the Fund’s operations.

Effective as of June 15, 2011 KPMG LLP was dismissed as the Fund's independent registered public accounting firm and as of June 20, 2011 Tait, Weller & Baker, LLP (the "Auditor"), 1818 Market Street, Suite 2400, Philadelphia, PA 19103, was engaged to audit the Fund’s financial statements for the 2011 fiscal year. The Auditor will provide audit services and assistance and consultation with respect to regulatory filings with the SEC. The Auditor will also audit the books of the Fund once each year.

The validity of shares of beneficial interest offered hereby has been passed on by Clifford Chance US LLP, 31 West 52nd Street, New York, NY 10019.

POLICIES REGARDING BROKER-DEALERS USED FOR PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for the Fund, assignment of its portfolio business, and negotiation of commission rates and prices are made by the Sub-Adviser, whose policy is to obtain the “best execution” available (i.e., prompt and reliable execution at the most favorable security price). If purchases made by the Fund are effected via principal transactions with one or more dealers (typically a market maker firm in the particular security or a selling group member in the case of an initial or secondary public offering) at net prices, the Fund will generally incur few or no brokerage costs. These dealers are compensated through the principal “spread,” and may also charge related transaction fees.  Purchases of portfolio securities from underwriters may include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and asked price.

However, in order to obtain additional research and brokerage services on a “soft dollar” basis, and in order to obtain other qualitative execution services that the Sub-Adviser may believe are important to best execution, the Sub-Adviser may place over-the-counter (“OTC”) equity transactions and/or place fixed-income transactions with specialized broker-dealers with which the Adviser or Sub-Adviser has a “soft dollar” credit arrangement, and that execute such transactions on an agency basis (“Brokers”). If the Sub-Adviser uses Brokers to execute OTC equity transactions and/or fixed-income transactions on an agency basis, the Sub-Adviser takes steps to ensure that the prices obtained in such transactions are competitive with the prices that could have been obtained had the transactions been conducted on a principal basis, i.e., directly with the dealers. However, the total cost (i.e., price plus/minus commission) of executing an OTC equity transaction and/or or a fixed income transaction through a Broker on an agency basis may be less favorable than that of executing that same transaction with a dealer because the Broker will receive a commission for its services, including for the provision of research products, services or credits. The Sub-Adviser will take steps to ensure that commissions paid are reasonable in relation to, among other things: (i) the value of all the brokerage and research products and services provided by that Broker and (ii) the quality of execution provided by that Broker. Accordingly, the Sub-Adviser uses Brokers to effect OTC equity transactions and/or fixed income transactions for the Fund where the total cost is, in the Sub-Adviser’s opinion, reasonable, but not necessarily the lowest total cost available.

In selecting broker-dealers and in negotiating commissions, the Sub-Adviser generally considers, among other things, the Broker's reliability, the quality of its execution services on a continuing basis, the financial condition of the Broker, and the research services provided, which include furnishing advice as to the value of securities, the advisability of purchasing or selling specific securities and furnishing analysis and reports concerning state and local governments, securities, and economic factors and trends, and portfolio strategy. The Sub-Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by the Sub-Adviser under the Sub-Advisory Agreement, to be useful in varying degrees, but of indeterminable value.

The Fund may pay brokerage commissions in an amount higher than the lowest available rate for brokerage and research services as authorized, under certain circumstances, by the Securities Exchange Act of 1934, as amended. Where commissions paid reflect research services and information furnished in addition to execution, the Sub-Adviser believes that such services were bona fide and rendered for the benefit of its clients. For the fiscal year ended December 31 of each year shown, the commissions paid were as follows:

	2010	2009	2008
Commissions	$20,127	$26,494	$54,632

The Sub-Adviser does not currently use soft dollars but may do so in the future with respect to the Fund at its discretion, subject to oversight by the Board of Trustees.

If purchases or sales of securities of the Fund is considered at or about the same time, transactions in such securities will be allocated among the several funds in a manner deemed equitable to all by the Sub-Adviser, taking into account the respective sizes of the funds, and the amount of securities to be purchased or sold. It is recognized that it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases, however, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions or net prices will be beneficial to the Fund.

ADDITIONAL INFORMATION REGARDING PURCHASES AND REDEMPTIONS OF FUND SHARES

Purchase Orders

The purchase price for shares of the Fund is the net asset value of such shares next determined after receipt and acceptance of a purchase order in proper form by the Transfer Agent. Once shares of the Fund are purchased, they begin earning income immediately, and income dividends, if any, will start being credited to the investor's account on the day following the effective date of purchase and continue through the day the shares in the account are redeemed. All checks are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. Checks drawn in U.S. funds on foreign banks will not be credited to the shareholder's account and dividends will not begin accruing until the proceeds are collected, which can take a long period of time.

Payments transmitted by wire and received by the Transfer Agent prior to the close of the Fund, normally at 4:00 p.m. Eastern time (1:00 p.m. PST) on any business day are effective on the same day as received. Wire payments received by the Transfer Agent after that time will normally be effective on the next business day and such purchases will be made at the net asset value next calculated after receipt of that payment.

Shareholder Accounting

All purchases of Fund shares will be credited to the shareholder in full and fractional shares of the Fund (rounded to the nearest 1/1000 of a share) in an account maintained for the shareholder by the Transfer Agent. Share certificates will not be issued for the Fund at any time. To open an account in the name of a corporation, a resolution of that corporation's board of directors will be required. Other evidence of corporate status or the authority of account signatories may be required.

The Fund reserves the right to reject any order for the purchase of shares of the Fund, in whole or in part. In addition, the offering of shares of the Fund may be suspended by the Fund at any time and resumed at any time thereafter.

Shareholder Redemptions

All requests for redemption and all share assignments should be sent to the Fund, c/o Alps Fund Services, Inc., P.O. Box 2482, Denver, Colorado 80201, or, for telephone redemptions, by calling the Fund at (800) 955-9988. For online redemptions, visit the Fund's website at www.sheltoncap.com.

Redemptions will be made in cash at the net asset value per share next determined after receipt by the Transfer Agent of a redemption request in proper form, including all share certificates, share assignments, signature guarantees, and other documentation as may be required by the transfer agent.  As described below, the Fund may elect to make certain redemptions in kind.  Any redemptions held 90 days or less will be subject to a 2% redemption fee. The amount received upon redemption may be more or less than the shareholder's original investment.

The Trust will attempt to make payment for all redemptions within one business day , but in no event later than seven days after receipt of such redemption request in proper form. However, the Trust reserves the right to suspend redemptions or postpone the date of payment (1) for any periods during which the NYSE is closed (other than for the customary weekend and holiday closings), (2) when trading in the markets the Fund usually utilize is restricted or an emergency exists, as determined by the appropriate regulatory body, so that disposal of the Fund's investments or the determination of the Fund's net asset value is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for the protection of the Fund's shareholders. Also, the Trust will not mail redemption proceeds until checks used for the purchase of the shares have cleared, which can take up to 15 days.

As of the date of this statement of additional information, the Trust understands that the NYSE is closed for the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas. On holidays in which the Custodian is closed, any transactions will be processed on the following business day.

Due to the relatively high cost of handling small investments, the Trust reserves the right to redeem, involuntarily, at net asset value, the shares of any shareholder whose accounts in the Fund have an aggregate value of less than $1,000, but only where the value of such accounts has been reduced by such shareholder's prior voluntary redemption of shares. In any event, before the Trust redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in that shareholder's account is less than the minimum amount and allow that shareholder 30 days to make an additional investment in an amount which will increase the aggregate value of that shareholder's accounts to at least $1,000 before the redemption is processed.

In an effort to discourage market timing, the Trust has adopted certain controls and procedures, including policies regarding the use of the "exchange privilege" (as described in the Prospectus).   In the event that a substantial portion of the Fund's shareholders should, within a short period, elect to redeem their shares of the Fund pursuant to the exchange privilege, the Fund might have to liquidate portfolio securities it might otherwise hold and incur the additional costs related to such transactions. The exchange privilege may be terminated or suspended by the Fund upon 60-days’ prior notice to shareholders.

Redemptions In-Kind

The Trust has elected to rely on the provisions of Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to pay in cash all requests for redemptions by any Shareholder of record, limited in amount with respect to each Shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Trust at the beginning of such period.  Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amounts, the Board of Trustees reserve the right to make payments in whole or in part in securities or other assets of the Fund from which the shareholder is redeeming in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In such circumstances, the securities distributed would be valued at the price used to compute the Fund's net asset value. Should the Fund do so, a shareholder would likely incur transaction fees in converting the securities to cash.

Determination of Net Asset Value Per Share (“NAV”)

The portfolio securities of the Fund are generally valued at the last reported sale price on the principal exchange on which they were traded. In the case of the futures contracts held by the Fund, the valuation is determined using the settle price provided by the Chicago Mercantile Exchange, the IntercontinentalExchange, Inc. ("ICE") or other applicable exchange, depending on the exchange the contract trades on, typically as of 1:15 p.m., PST.  Securities held by the Fund that have no reported last sale for any day that the Fund's NAV is calculated and securities and other assets for which market quotations are readily available are valued at the latest available bid price. All other securities and assets are valued at their fair value as determined in good faith by the Board of Trustees.   Regardless of the method by which a security's value would otherwise be determined, if significant events affecting the security occur after the close of the exchange on which such security is traded, the Board of Trustees may determine in good faith the fair value of such security.  Securities with remaining maturities of 60 days or less are valued on the amortized cost basis unless the Board of Trustees determine that such valuation does not reflect fair value.  The Fund may also utilize a pricing service, bank, or broker/dealer experienced in such matters to perform any of the pricing functions.

TAXATION

General

The Fund is treated as a separate entity and intends to continue to qualify in each year to be treated as a separate “regulated investment company” under the Code. The Fund has elected such treatment and has so qualified during its last fiscal period ended December 31, 2010. To continue to qualify for the tax treatment afforded a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund must distribute for each fiscal year at least 90% of its investment company taxable income (including net realized short-term capital gains) and tax-exempt net investment income and meet certain source of income, diversification of assets and other requirements of the Code. Provided the Fund continues to qualify for such tax treatment, it will not be subject to federal income tax on the part of its net investment company taxable income and its net realized capital gains which it distributes to shareholders, nor will it be subject to Massachusetts income or excise taxation. The Fund must also meet certain Code requirements relating to the timing of its distributions, which generally require the distribution of substantially all of its taxable income and capital gains each calendar year, in order to avoid a 4% federal excise tax on certain retained amounts.

The Fund's transactions in forward contracts, options and futures contracts and certain other transactions may be subject to special tax rules that, among other things, may affect the amount, timing and character of income recognized by the Fund and of distributions to shareholders and may cause the Fund to recognize income without receiving cash with which to make distributions. For example, unless the Fund is eligible to make and makes a special election, certain futures contracts that are "Section 1256 contracts" (such as a futures contract the margin requirements for which are based on a marked-to-market system and which is traded on a "qualified board or exchange") will be "marked to market" for federal income tax purposes at the end of each taxable year, i.e., each futures contract will be treated as sold for its fair market value on the last day of the taxable year. In general, unless the special election is made, gain or loss from transactions in such futures contracts will be 60% long-term and 40% short-term capital gain or loss.

Dividends of net investment company taxable income (including net realized short-term capital gains) are taxable to shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits, whether such distributions are taken in cash or reinvested in additional shares. Distributions of net long-term capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains, whether such distributions are taken in cash or reinvested in additional shares, and regardless of how long shares of the Fund have been held. The current maximum federal individual tax rate applicable to ordinary income is 35.0%. The current maximum federal individual tax rate applicable to net long-term capital gains is 15.0%. Dividends declared by the Fund in October,

November, or December of any calendar year to shareholders of record as of a record date in such a month will be treated for federal income tax purposes as having been received by shareholders on December 31 of that year if they are paid during January of the following year.

A portion of the Fund's ordinary income dividends may qualify for the dividends received deduction available to corporate shareholders under Code Section 243 to the extent that the Fund's income is derived from qualifying dividends. Availability of the deduction is subject to certain holding periods and debt-financing limitations. Because the Fund may also earn other types of income such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the Fund that qualify for the deduction generally will be less than 100%. The Fund will notify corporate shareholders annually of the percentage of Fund dividends that qualifies for the dividends received deduction.

For any fiscal year, the Fund may use the accounting practice called equalization in order to avoid the dilution of the dividends payable to existing shareholders. Under this procedure, that portion of the net asset value per share of the Fund which is attributable to undistributed income is allocated as a credit to undistributed income in connection with the purchase of shares or a debit to undistributed income in connection with the redemption of shares. Thus, after every distribution, the value of a share drops by the amount of the distribution. The use of equalization accounting by the Fund may affect the amount, timing and character of its distributions to shareholders.

The Fund is required to file information reports with the Internal Revenue Service (the "IRS") with respect to taxable distributions and other reportable payments made to shareholders. The Code requires backup withholding of tax at a rate of 28% on redemptions and other reportable payments made to non-exempt shareholders if they have not provided the Fund with their correct social security or other taxpayer identification number and made the certifications required by the IRS, or if the IRS or a broker has given notification that the number furnished is incorrect or that withholding applies as a result of previous underreporting. Therefore, investors should make certain that their correct taxpayer identification number and completed certifications are included in the application form when opening an account.

Upon the sale, exchange or redemption of its shares, a shareholder will realize a taxable gain or loss depending upon the amount realized and its basis in the shares.  Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term if the shareholder’s holding period for the shares is more than 12 months and otherwise will be short-term.  Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gains distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the shareholder with respect to such shares.

The information above is only a summary of some of the tax considerations generally affecting the Fund and its shareholders. No attempt has been made to discuss individual tax consequences and this discussion should not be construed as applicable to all shareholders’ tax situations. Investors should consult their own tax advisers to determine the suitability of a particular Fund and the applicability of any federal, state, local, or foreign taxation. Clifford Chance US LLP has expressed no opinion in respect thereof. Foreign shareholders should consider, in particular, the possible application of U.S. withholding taxes on certain taxable distributions from the Fund at rates up to 30% (subject to reduction under certain income tax treaties) and the Foreign Account Tax Compliance provisions of the recently-enacted Hiring Incentive to Restore Employment Act of 2010.

Yield Disclosure and Performance Information

The Fund may from time to time quote various performance figures in advertisements and investor communications to illustrate the Fund's past performance. Performance information published by the Fund will be in compliance with rules adopted by the SEC. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. An explanation of the methods used by the Fund to compute or express performance is discussed below.

Average Annual Total Return

Total return for the Fund may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return or other performance data for the Fund will be limited to or accompanied by standardized information on the Fund's average annual compounded rate of return over the most recent four calendar quarters, five years, 10 years (if applicable) or over the life of the Fund (i.e., the period from the Fund's inception of operations through the end of the most recent calendar quarter). The average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period and assumes reinvestment (on the reinvestment date) of all distributions at net asset value and redemption at the end of the stated period. It is calculated according to the following standardized formula:

P (1+T)n = ERV

where:

P	=	a hypothetical initial payment of $1,000
T	=	average annual total return
n	=	number of years
ERV	=	ending redeemable value of a hypothetical $1,000 investment made at the beginning of a 1-, 5-, or 10-year periods at the end of a 1-, 5- or 10-year periods (or fractional portion).

Average Annual Total Return (after taxes on distributions):

The Fund computes its average annual total return after taxes on distributions by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions:

P (1+T)n = ATVD

where:

P	=	a hypothetical initial payment of $1,000.
T	=	average annual total return (after taxes on distributions).
n	=	number of years
ATVD	=	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions but not after taxes on redemptions.

Average Annual Total Return (after taxes on distributions and redemptions)

The Fund computes its average annual total return after taxes on distributions and redemptions by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions and redemptions:

P (1+T)n = ATVDR

where:

P	=	a hypothetical initial payment of $1,000.
T	=	average annual total return (after taxes on distributions and redemptions).
n	=	number of years
ATVDR	=	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions and redemptions.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Since performance will fluctuate, performance data for the Fund should not be used to compare an investment in the Fund’s shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions.

The average annual compounded rates of return, or total return, for the Fund for the following periods were:

	One Year Ended August 31, 2010	Five Years Ended August 31, 2010	Ten Years Ended August 31, 2010
Fund
Return Before Taxes	19.50%	7.48%	5.41%
Return After Taxes on Distributions	19.50%	7.48%	5.34%
Return After Taxes on Distributions and sale of Fund Shares	12.67%	6.48%	4.69%

Effective June 12, 2011, the Fund changed its investment focus from the Republic of China ("Taiwan") to the Greater China region.  Therefore, returns for periods prior to June 12, 2011 may not be representative of returns for future periods.

Comparisons

From time to time, advertisements and investor communications may compare the Fund’s performance to the performance of other investments as reported in various indices or averages, in order to enable an investor better to evaluate how an investment in a particular Fund might satisfy his investment objectives. The Fund may also publish an indication of past performance as measured by Lipper Analytical Services, Inc., Morningstar or other widely recognized independent services that monitor the performance of mutual funds. The performance analysis will include the reinvestment of dividends and capital gains distributions, but does not take any sales charges into consideration and is prepared without regard to tax consequences. Independent sources may include the American Association of Individual Investors, Weisenberger Investment Companies Services, Donoghue’s Money Fund Report, Barron's, Business Week, Financial World, Money Magazine, Forbes, and The Wall Street Journal.

In assessing any comparisons of total return, an investor should keep in mind that the composition of the investments in a reported average is not identical to the Fund's portfolio, that such averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its total return or yield. In addition, there can be no assurance that the Fund will continue its performance as compared to any such averages.

MISCELLANEOUS INFORMATION

Shareholders of Fund who so request may have their dividends paid out in cash.  Dividends, if any will be paid out at least annually.

The Trust is currently structured as a single fund; however, under the Trust's Amended and Restated Declaration of Trust (the "Declaration"), the Board of Trustees has the ability to establish multiple funds (commonly referred to as series) to be housed under the Trust.  In such a structure, the shares of each series would have access only to the securities held by such series and would be subject only to the liabilities of such series.

Under Massachusetts law, shareholders in certain circumstances, could be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund solely by reason of his or her being a shareholder. In addition, the Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

As of May 10, 2011 the following shareholders, to the Fund’s knowledge, owned beneficially more than 5% of the Fund's outstanding shares, as noted:

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Trust
City of London Investment Group plc (“CLIG”) City of London Investment Management Company Limited (“CLIM”) 77 Gracechurch Street, London EC3V OAS U.K.	3,218,412(1)	30.25%
Lazard Asset Management LLC (“Lazard”) 30 Rockefeller Plaza New York, NY 10112 U.S.A.	1,506,798(2)	14.16%
Sarasin Investment Fund Ltd. 155 Bishopsgate London EC2M 3XY U.K.	1,049,000(3)	9.86%
1607 Capital Partners, LLC 4991 Lake Brook Dr., Suite 125 Glen Allen, VA 23060	715,649(4)	6.73%

(1)	Based upon information provided by CLIG and CLIM in a statement on Schedule 13D/A jointly filed on May 10, 2011 with respect to ownership as of April 30, 2011. In that statement, CLIM reported that it held its 3,218,412 Shares as investment adviser to certain investment funds. CLIG reported that its ownership included the 3,218,412 Shares held by CLIM as a result of CLIG’s status as the parent holding company of CLIM. CLIG and CLIM stated that they held sole voting power and sole dispositive power over their Shares.

(2)	Based upon information provided by Lazard Asset Management LLC in a statement on Schedule 13G filed on April 11, 2011 with respect to its ownership as of February 4, 2011, declaring that it held sole voting and sole dispositive power over its Shares.

(3)	Based upon information disclosed on Bloomberg as of July 17, 2009. The Trust believes that Sarasin holds voting and shared dispositive power over all such Shares.

(4)	Based upon information provided by 1607 Capital Partners, LLC in a statement on Schedule 13G filed on April 14, 2011 with respect to its ownership as of December 30, 2010, declaring that it held sole voting and sole dispositive power over its Shares.

As of the calendar year ended December 31, 2010, the Trustees and officers of the Fund, as a group, beneficially owned less than 1% of the Fund.

FINANCIAL STATEMENTS

Prior to June 13, 2011, the Fund was operated under the name Taiwan Greater China Fund, at which time it was renamed the Shelton Greater China Fund. The audited financial statements for the fiscal year ended December 31, 2010 for the Fund as contained in the Annual Report to Shareholders for the fiscal year ended December 31, 2010 (the "Report") and the unaudited financial statements for the six months ended June 30, 2011 for the Fund as contained in the Semi-Annual Report to Shareholders for the six months ended June 30, 2011 (the "Semi-Annual Report"), are incorporated herein by reference to the Report and Semi-Annual Report which has been filed with the SEC. Any person not receiving the Report and Semi-Annual Report with this statement of additional information should call or write the Fund to obtain a free copy.

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